CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY [REDACTED] AND SEPARATELY FILED WITH THE COMMISSION.

October 20, 2016

Mr. Michael Schmidt
Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, NJ 07054
Dear Mr. Schmidt:
This letter sets forth the agreement (“Agreement”) between Avis Budget Car Rental, LLC (“ABG”) and General Motors LLC (“GM”) regarding ABG’s purchase or lease of 2017 Model Year GM vehicles from authorized GM dealers under i) the 2017 Model Year Daily Rental Purchase Program, ii) the 2017 Model Year National Fleet Purchase Program, and iii) other incentive programs available to ABG and for which it qualifies.

The terms and conditions of this Agreement are as follows:

1.	2017 MY Daily Rental VN9 Purchase Program

(a)	GM will make 2017 Model Year vehicles available under the terms and conditions of GM’s 2017 MY Daily Rental VN9 Purchase Program, such terms and conditions being set forth in Attachment 1.

(b)	ABG agrees to purchase or lease GM vehicles from authorized GM dealers in a mix as detailed in Attachment 1A.

(c)	So long as ABG purchases or leases from authorized GM dealers the requisite number of vehicles in a mix as detailed in Attachment 1A, and is in compliance with all other provisions of this Agreement.

(d)
GM or a GM subsidiary/affiliate will purchase 2017 Model Year vehicles tendered by ABG that qualify for purchase under the terms and conditions of GM’s 2017 MY Daily Rental VN9 Purchase Program, such terms and conditions being set forth in Attachment 1B and Attachment 1C.

(e)
Vehicles purchased or leased from authorized GM dealers under the 2017 MY Daily Rental VN9 Purchase Program must be ordered with [REDACTED] and must have “VN9” (Purchase Identifier) and “BQ2” (ABG Customer Code) on the order(s).

(f)	All Minimum Equipment Requirements must be met by vehicle line in accordance with the terms and conditions of the 2017 MY Daily Rental VN9 Purchase Program.

2.	2017 MY YT1 Flat Rate Program

(a)
GM will make the 2017 Model Year vehicles listed in Attachment 3 available under the terms and conditions of GM’s 2017 MY YT1 Flat Rate Program, such terms and conditions being set forth in Attachment 1D.

(b)	ABG agrees to purchase or lease GM vehicles from authorized GM dealers in a mix as detailed in Attachment 1D.

(c)
GM or a GM subsidiary/affiliate will purchase 2017 Model Year vehicles tendered by ABG that qualify for purchase under the terms and conditions of GM’s 2017 MY YT1 Flat Rate Program, such terms and conditions being set forth in Attachment 1B and Attachment 1D.

3.	2017 MY National Fleet VX7 Risk Purchase Program

(a)	GM will make 2017 Model Year vehicles available under the terms and conditions of GM’s 2017 MY National Fleet VX7 Risk Purchase Program, such terms and conditions being set forth in Attachment 2.

(b)	ABG agrees to purchase or lease from authorized GM dealers 2017 Model Year vehicles in a mix as detailed in Attachment 2A.

(c)
So long as ABG purchases or leases from authorized GM dealers the requisite number of vehicles in a mix as detailed in Attachment 2A, and is in compliance with all other provisions of this Agreement, GM will pay the Risk Incentive(s) listed in Attachment 2A. These Risk Incentive(s) will be in addition to any other incentives under the 2017 MY National Fleet VX7 Risk Purchase Program, but will be in lieu of all other retail sales and fleet incentives.

(d)	Payment of 2017 MY National Fleet VX7 Risk Purchase Program incentives will be made upon submission of vehicle information required under Attachment 4.

(e)
Vehicles purchased or leased from authorized GM dealers under the 2017 MY National Fleet VX7 Risk Purchase Program must be ordered with [REDACTED] and must have “VX7” (Risk Identifier) and “BQ2” (ABG Customer Code) on the order(s).

(f)
All Minimum Equipment Requirements must be met by vehicle line in accordance with the terms of the 2017 MY National Fleet VX7 Risk Purchase Program Minimum Equipment Guidelines as detailed in Attachment 2A. If the Minimum Equipment Requirements are not met for the vehicle line, the entire 2017 Risk Purchase Program incentives for such vehicle line will be forfeited for all volume purchased under that program.

4.	2017 Model Year [REDACTED] Program

(a)	GM will offer ABG a 2017 MY [REDACTED] Program under the terms and conditions of GM’s 2017 MY [REDACTED] Program, such terms and conditions being set forth in Attachment 1R.

(b)	GM agrees to pay the incentives and the [REDACTED] detailed in Attachment 1D.

(c)	The payments will be made on a quarterly basis, in the months of March, June, September and December and in accordance with the terms and conditions set forth in Attachment 4
.

5.	[REDACTED]

6.	The total agreed upon vehicle volume as detailed in Attachment 3 must be entered into VOMS no later than February 4, 2017.

7.	The presently agreed upon production timing and vehicle volumes and mix are set forth in Attachment 3A, such production and vehicle volumes and mix being subject to reasonable and minor adjustments based upon agreement of the parties. However, with GM’s consent, ABG may make product substitutions, provided that such substitutions will not reduce the total volume of 2017 Model Year vehicles to be purchased or leased from authorized GM dealers.

8.
ABG will provide to GM, at the beginning of the month, a four month schedule of projected vehicle returns. The schedule will breakout the vehicle returns by site for the current month, as well as for the subsequent three months. Submission of the information required by this Section 8 is a condition to receiving incentives under this Agreement.

9.
ABG will place orders no more than [REDACTED] or less than [REDACTED] of a month’s production in any week provided GM can make such a production commitment. After two weeks of moving orders to event code 3000 for a given production period the orders will be deemed to comply with the limitation indicated above. All vehicle minimum equipment requirements will be placed for production on a monthly basis. Any vehicles which do not meet the minimum equipment requirements will not be paid the Risk Purchase Program incentives as provided in Section 3(c).

10.	If ABG purchases an existing Avis Licensee or substantially all of the assets of an existing Avis Licensee during the 2017 Model Year, and such existing Avis Licensee is a participating Avis Licensee under the terms of the Agreement between the Avis Licensee Association and GM for the 2017 Model Year (“ALA Agreement”), then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Avis Licensee under the ALA Agreement, as long as the agreement is signed by the existing Avis Licensee, the Avis Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

11.
If ABG purchases an existing Budget Licensee or substantially all of the assets of an existing licensee during the 2017 Model Year, and such existing Budget Licensee is a participating Budget Licensee under the terms of the Agreement between the Car Rental Licensee Association and GM for the 2017 Model Year, then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Budget Licensee under the Car Rental Licensee Association Agreement, as long as an agreement is signed by the existing Budget Licensee, the Car Rental Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

12.
ABG will not rent, lease, sell or otherwise dispose of any vehicles that are the subject of a safety or non-compliance campaign unless or until the necessary repairs have been made. If part(s) required for such repair(s) are not made available by GM for an extended period of time, ABG may propose to return such affected vehicles to GM, and GM may buy back such affected vehicles subject to its financial review and approval.

13.
Notwithstanding anything to the contrary contained in this Agreement (including in the attachments hereto), no vehicle will be accepted for return by GM or its agent until such time as the title to such vehicle has been assigned and/or transferred on behalf of ABG upon the sale of such vehicle to an automotive dealer or the purchase of such vehicle by GM following the transfer of such vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program. For the avoidance of doubt, Form AD006 will evidence a conditional acceptance of vehicles turned in by ABG. References to acceptance in the attachments hereto refer to such conditional acceptance evidenced by Form AD006.

14.
Part of the consideration for ABG’s entry into this Agreement is GM or its subsidiary’s continuing obligation to purchase vehicles from ABG in accordance with the terms of GM or its subsidiary’s 2017 Model Year Daily Rental Purchase Programs. Accordingly, it will be a condition of ABG’s obligations to purchase vehicles under this 2017 Model Year Daily Rental Purchase Program Agreement that GM or its subsidiary performs its vehicle purchase obligations in all material respects with respect to eligible vehicles tendered by ABG under the terms of GM or its subsidiary’s 2017 Model Year Purchase Programs.

15.	GM will make available to ABG a daily rental purchase program for the [REDACTED] Model Years.

16.
ABG agrees that it will hold harmless GM, its subsidiaries, affiliates, or agents (collectively, the “Indemnified Parties”) from any and all liabilities arising from making available auctions which it may sponsor, promote, organize, or otherwise create as a facility for sale of vehicles by an authorized auctioneer for the benefit of ABG, except for the gross negligence or intentional misconduct by any of the Indemnified Parties.

17.
ABG and its subsidiaries AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC. (“Avis”) and Budget Rent A Car System, Inc. (“Budget”) have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended. As such, ABG, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with GM either for the purchase of replacement vehicles or after a qualifier term of use for the purchase of relinquished vehicles. This applies to all future purchases of replacement vehicles or relinquished vehicles unless specifically excluded in writing.

18.
If either Party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns, the Party affected by the event shall promptly notify the other Party and the Parties will enter into negotiations with the intent of minimizing the impact of the event on the business contemplated under this Agreement.

19.
Should ABG elect to cancel any vehicle orders placed with authorized GM dealers that are at Event Code 3000 or later, ABG will be assessed a fee of [REDACTED] per vehicle, payable to GM upon demand. However, the fee will not be assessed if the current production has been delayed more than three weeks from the originally scheduled production week. Further, this fee will not apply if ABG chooses to redirect the shipment of any vehicles that are at Event Code 3000 or later.

20.
ABG agrees to retain any documents or records relevant to vehicles purchased or leased from authorized GM dealers under this Agreement or any other GM program, and/or claims submitted for payment under this Agreement or any other GM program, for two years after the close of the program. ABG will permit any designated representative of GM to examine, audit and take copies of any accounts and records ABG is required to maintain under this Agreement. ABG will make such accounts and records readily available at its facilities during regular business hours upon reasonable advance notice. GM will furnish ABG with a list of any reproduced records.

21.	SiriusXM Satellite Radio Service is not included with the vehicles covered by this Agreement. To determine the availability of SiriusXM Satellite Radio Service, please contact SiriusXM directly.

22.	ABG agrees that it will obtain approval from GM prior to using the GM vehicles and/or products in advertising and promotional materials or activities.

23.
This Agreement and its terms are confidential and intended for the sole use of ABG and GM. Neither this Agreement nor its terms may not be disclosed to any third party, other than a party’s parent, subsidiaries, AESOP Leasing, and their respective outside counsel and accountants and interested financial institutions or as may be required by legal processes or applicable securities laws. In the event of legal process or applicable securities laws, the Party served will notify the other Party to allow them sufficient time to interpose legal objections to disclosure.

24.
This Agreement and its Attachments represent the entire agreement regarding the subjects herein between ABG and GM and may be modified only in a writing executed by an authorized representative of each of the Parties. This Agreement governs the purchase of, and incentives provided for, 2017 Model Year vehicles. This Agreement places no obligations on either party regarding 2018 Model Year vehicles; ABG is under no obligation to submit orders for 2018 Model Year vehicles and GM is under no obligation to pay incentives on 2018 Model Year vehicles (even if ABG places early orders for such vehicles prior to the execution of a 2018 Model Year agreement). The purchase of, and incentives provided for, 2018 Model Year vehicles will be governed by a separate 2018 Model Year agreement mutually agreed upon by the parties.

25.	This Agreement will in all respects be interpreted, enforced and governed under the laws of the State of Michigan, without regard to the conflicts of law and principles thereof.

On behalf of GM, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return an executed copy of this Agreement acknowledging your acceptance to its terms and conditions.

Very truly yours,

/s/ Edward J. Peper
Edward J. Peper
General Motors LLC U.S. Vice President, Fleet and Commercial Sales Date: October 20, 2016

/s/ Michael Schmidt
Michael Schmidt
Avis Budget Car Rental, LLC Senior Vice President, Fleet Services Date: October 31, 2016

GM Approvals:

/s/ Stephen J. Hill
Stephen J. Hill
General Motors LLC North America Vice President, U.S. Sales and Services Date: October 27, 2016

/s/ Christopher T. Hatto
Christopher T. Hatto
General Motors LLC CFO, Executive Director, U.S. Sales and Marketing Operations Date: October 25, 2016

Attachments Key

Attachment 1     2017 MY Daily Rental Purchase Program Guidelines (VN9)
Attachment 1A    2017 MY VN9 Minimum Equipment Guidelines
Attachment 1B    2016 CY Turn-In Standards and Procedures
Attachment 1C    2017 MY VN9 Tier Program – Guidelines, Rates and Parameters
Attachment 1D    2017 MY YT1 Flat Rate Program – Guidelines, Rates and Parameters
Attachment 1R    [REDACTED]
Attachment 1T    True Up Payments Calendar 2016 CY and 2017CY

Attachment 2    2017 MY National Fleet Risk Purchase Program Guidelines (VX7)
Attachment 2A    VX7 Minimum Equipment Requirements and Incentives

Attachment 3     2017 MY VN9 and VX7 Initial Volume and Incentives
Attachment 3A    2017 MY Production Schedule

Attachment 4 Rental Incentives Payment Terms and Calendar
Attachment 5 2017 MY VN9 and [REDACTED]

Attachment 1 (GRP)

GM
2017MY DAILY RENTAL VN9 PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:
2017 Model Year Daily Rental VN9 Purchase Program Guidelines for Daily Rental Fleet Customers (GRP)
Program Code: VN9

2.	PROGRAM DESCRIPTION:
This program makes available to GM dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”) purchase information on selected 2017 Model Year passenger cars and light duty trucks that are sold and delivered by GM dealers to qualified DRFCs and are eligible for purchase by GM in accordance with these guidelines.

The following are not eligible for this program:
-    Preferred Equipment Group (P.E.G.)/Option package discounts
-     Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans
-     Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date:     Opening of 2017 Model Year ordering system
Program End Date:      When dealers are notified that 2017 Model Year fleet orders are no longer being accepted by GM

In-Service Period:
The In-Service Date is the Expiration in Transit date on the invoice plus five (5) days. Refer to the Tier Program Parameters (Attachment 1C) and to the 2017 MY Flat Rate Program Guidelines (Attachment 1D) for minimum and maximum In-Service periods applicable to individual programs. All vehicles to be purchased by GM under this program must be returned and accepted by July 31, 2019. Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from In-Service Date. GM reserves the right to audit the DRFC to ensure compliance with the minimum six (6) month In-Service requirement. Frame, fire, stolen, embezzled and/or water damaged vehicles which are ineligible for purchase do not have a minimum In-Service period. Documentation on these vehicles must be retained on file for audit purposes.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles, including non-returned vehicles, supplied by GM are subject to the export control laws and regulations of the United States and the DRFC and dealers will comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:

Eligible Models:
All new and unused 2017 Model Year GM vehicles with the required minimum factory installed equipment levels specified in Attachment 1A – 2017 MY Daily Rental VN9 Minimum Equipment Guidelines and the processing options ordered for qualified DRFCs for use as daily rental vehicles which are sold and delivered by GM dealers are eligible for this program.

Required Options for Order and Delivery:
All orders must contain the fleet processing option VN9 and the DRFC code to be enrolled in the Tier Program. Flat Rate programs will require an additional processing option. Refer to Attachment 1D – 2017 MY Flat Rate Program Guidelines for additional processing options. Vehicles must be ordered with minimum option requirements specified in Attachment 1A. Processing Option VN9 will provide a net invoice less holdback. Vehicles ordered with option VN9 receive order date price protection (PRP).

Dealers are responsible for including the proper processing option on all orders. Should errors occur in the ordering of vehicles, resulting in diversions or re-invoicing, the ordering GM dealer may be charged an administrative fee by GM.

All orders must include the following:

Attachment 1 (GRP)

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VN9 and DRFC code

c.	Order Type: FDR

d.	Delivery Type: 020 – Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and that have the appropriate processing options, can be amended only if they have not been released to production. This is the ordering dealer's responsibility.

Vehicles delivered to the DRFC’s drop ship sites must have the assigned DRFC code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the vehicle. GM Customer Support should be contacted immediately regarding vehicles delivered to the wrong drop ship site to determine the appropriate course of action. Vehicles that were incorrectly delivered must not be placed into rental service. GM reserves the right to deny incentives on vehicles in rental service that have been incorrectly delivered and accepted or titled.

5.	COMPATIBLE INCENTIVES AND ALLOWANCE PROGRAMS:
Vehicles enrolled in the 2017 MY Daily Rental VN9 Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ) and any GM Dealer Rent A Car program(s).

Attachment 1 (GRP)

FLEET CUSTOMERS (GM FAN HOLDERS)      YES/NO

GENERAL
GM MOBILITY (MOB/MOC/R8L)	N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL	N
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD (UDB)	N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER (PPT W/ VX7)	N
PRICE PROTECTION/ORDER DATE (PRP)	Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE (VQ1/VQ2/VQ3)	Y
INTRANSIT INTEREST CREDIT (C4C)	Y

RENTAL
REPURCHASE (VN9)	N
FLAT-RATE REPURCHASE (YT1 THROUGH YT9)	N
RISK (VX7)	Y
GM DEALER RENT-A-CAR (FKR/FKL)	N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE (R6D/PBP/PBS)	N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM (FVX/FPP)	N
RETAIL ALTERNATIVE (CNC/CNE/CSE/CSR/CWE)	N
SMALL FLEET APR ALTERNATIVE (XMC)	N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING (TSI)	N
MOTOR HOME INCENTIVE (R7Y)	N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE (R6H)	N
RECREATIONAL VEHICLE INCENTIVE (R6J)	N
DEMO - LIGHT DUTY DEALER (DEM/DEE)	N
DEMO - LIGHT DUTY SVM (DES)	N
SIERRA FLEET PEG (R7F/FLS)	N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS (CAP)	N

Attachment 1 (GRP)

6.	METHOD OF PAYMENT:
When a vehicle accepted under the Daily Rental Guaranteed Residual Program is sold at auction, the auction will direct the net sale proceeds to the DRFC owning the vehicle, or to an assignee approved by GM. Net sale proceeds are equal to the gross sales price less auction sales fees/expenses and less the transportation expense. The DRFC will receive the net sale proceeds within 2 business days after sale of the vehicle. As the case may be, the net sale proceeds will be forwarded either to the DRFC’s designated bank account or to the approved assignee of the DRFC. On a monthly basis, GM will process a true-up payment for each of the DRFC’s vehicles sold in the previous month. The true-up payment, calculated per vehicle, will be equal to the guaranteed purchase price less mileage and damage charges allowed under the program guidelines and less net sale proceeds already transmitted. (See Attachments 1C and 1D for more details regarding mileage and damage charges.) GM will process the true-up payment on the 5th business day of each month and transfer the funds via EFT to the DRFC on the 7th business day of each month. If the net sale proceeds of any vehicle exceeds the guaranteed purchase price less GM charges allowed under the program guidelines, then the DRFC will refund the excess to GM by either an offset against other GM true-up payments or by a direct payment based on a manual invoice prepared by GM. The DRFC shall pay the direct payment within five (5) business days of receiving the invoice.

DRFC and GM desire that correct payments be made to the DRFC by the auctions upon the sale of such vehicles. GM will review the net sales proceeds before they are released and will stop the release only to correct for misdirected funds. If funds are misdirected by an auction, GM will either make a correcting payment or a collection from the appropriate DRFC. The correction will be accomplished via invoicing and credit payment. As a convenience to the DRFC(s), GM will report the net sales proceeds on a daily, consolidated basis.

Buyback Provision. If a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 90th day after acceptance, GM will transfer the vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program on the 91st day, unless GM receives instructions from the DRFC to the contrary by the 89th day pursuant to the Turn In Standards and Procedures (Attachment 1B, Section VII-H – Other). Upon transfer to the Daily Rental Acquisition Program, GM will initiate payment to the DRFC owning the vehicle for the full guaranteed purchase price (less GM charges allowed under the program) within the BARS system. The DRFC will be paid in approximately 7 Business days. The DRFC will assign the title of such vehicle, or cause such title to be assigned, to GM on the 91st day after acceptance. GM will perform a weekly scan of the inventory with a run cycle to occur over the weekend to avoid mid-week program changes. If the number of vehicles in the Daily Rental Acquisition Program for any DRFC exceeds 3% of its total accepted inventory (“Excess Amount”), then GM will instruct the auctions not to transfer vehicle titles to GM for those vehicles until the DRFC has received payment from GM for those vehicles so that the Excess Amount is eliminated. Once the DRFC receives payment for those vehicles, GM will instruct the auctions to transfer title to GM for those returned vehicles. This metric (3%) will be calculated on a weekly basis concurrent with the scan of inventory.

Late Auction Fees. If a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 25th day after acceptance, GM will begin to accrue $3.00 per day per vehicle to the DRFC starting on the 26th day. On the 61st day after acceptance, the rate will increase to $4.50 per day per vehicle until the vehicle is either sold or transferred to the Daily Rental Acquisition Program. Amounts accrued will be paid monthly with the true-up payment.

Hawaiian vehicles – Due to the extended transportation time for Hawaiian vehicles, Hawaiian vehicles will be segregated in the GM system. The transfer of Hawaiian vehicles from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program will be implemented at 120 days vs. 90 for those vehicles and Late Auction Fees will begin accruing at $3.00 per day for vehicles in inventory over 56 days and at $4.50 per day for vehicles in inventory over 91 days.
For payment purposes, Monday through Friday are considered business days except for GM recognized holidays and other days GM is closed. GM does not staff or a process payment during any other period of time GM is closed. Payment processing will not resume until GM officially returns to work.

7.	POLICY FOR CORRECTING VEHICLE IN-SERVICE DATES AND PROGRAM STATUS:
It is the responsibility of the DRFC to identify the In-Service Date and program status of all its vehicles and make any necessary corrections following the process described below. GM will make every reasonable effort to accommodate

Attachment 1 (GRP)

requests to rectify errors prior to the vehicle being grounded in RIMS. Changes will not be considered after the vehicle has a valid grounding record.

In-Service Date Corrections:
The GM In-Service Date is always the Expiration in Transit as shown on the invoice plus five (5) days. If vehicles are delivered more than 10 days past the GM In-Service Date, they qualify for an In-Service Date adjustment. Submit the VIN(s) in question with a copy of the signed delivery receipt to GM Rental Sales. The GM systems will be changed to show the delivery date as the new In-Service Date. All requests must be completed at least 15 days prior to submitting a grounding record to RIMS.

Changes in Program Status:
Vehicles can be moved from the tiered depreciation program to a flat rate program, or vice versa, if a request is submitted to GM Rental Sales at least 15 days prior to a valid grounding record being issued in RIMS for its affected vehicle(s) or by December 31, 2017, whichever is earlier. Vehicles may be moved upon verification and approval by GM. Vehicles will be invoice adjusted in BARS to reflect a change in program enrollment. BARS will electronically transmit an updated Enrollment Record to RIMS within three (3) business days acknowledging the change throughout all GM systems.

No changes will be considered on In-Service Vehicles outside of these guidelines.

8.	GENERAL PROGRAM GUIDELINES:

A.	GM defines a rental vehicle as:

a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for incentives."

b.
If a Vehicle enrolled in the Daily Rental VN9 Purchase Program is found to be on rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental vehicles and will be ineligible for incentives. GM may audit the DRFC to ensure compliance with this guideline.

B.
All eligible vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or at any other location(s) are ineligible for incentive payment(s).

C.
GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements. All monies improperly paid will be charged back. Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and termination(s) of dealer sales and service agreement(s).

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM vehicles during the ordering and manufacturing process by DRFCs. It is the DRFC’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle. DRFCs that use third party build specifications to promote the sale of their vehicles should be especially careful to ensure the accuracy of that data.

E.
GM reserves the right to cancel, amend, revise, or revoke any program, at any time, based on its sole business judgment(s). Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

Attachment 1A

			2017MY Repurchase Rental Minimum Equipment (VN9) Change Log		System Load Date

With the exclusion of models listed below, use previous model year's VN9 minimum equipment:

Date	Brand	Veh/Tab	Model	Change Comments

05/03/2016	Chevrolet	Cruze	All	New model percentages and equipment changes

06/13/2016	Chevrolet	Camaro and Camaro Conv.	1LT and 1SS	Changed specs to two trims only at 50/50

06/13/2016	Chevrolet	Camaro and Camaro Conv.	1SS	Changed trim on 1SS to cloth.

07/18/2016	Cadillac	XT5	Luxury 1SC &1SD	Added

07/18/2016	Cadillac	CT6	Lux and Premiim Lux 1SC, 1SD, 1SF	Added

07/25/2016	Buick	Envision	1SL	Added

Attachment 1A

Cadillac ATS Sedan
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	6AC69 RWD only	6AC69(RWD/AWD)
Equipment Group	1SB LUXURY	1SN (RWD) /1SP (AWD) LUXURY
Volume % of Total	50%	50%
Standard Equipment
Engine	2.5L 4 cyl	Engine 3.6L V6
Transmission	Auto	Auto
Air Conditioning
Air Conditioning, Rear		-------------------------------
Steering
Brakes	Brembo	Brembo
Windows
Door Locks
Cruise Control
Tilt Wheel
Seats
Rear Defogger
Radio	IO5 Cue
Wheels
Floor Mats
Seat Trim/Style
Air Bags
Other

Other
Other
Other

Required Additional Options

Attachment 1A

CF5 Sunroof
CF5 Sunroof
		-------------------------------	IO6 CUE w/ NAV

Exterior Colors	%
	25	GAN - Radiant Silver	GAN - Radiant Silver
	25	GBA - Black Raven	GBA - Black Raven
	15	G1W - Crystal White Tintcoat	G1W - Crystal White Tintcoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic

100

Interior Colors
Leather Seating Surface		H1Y- Jet Black	H1Y- Jet Black
Leather Seating Surface		H2P - Light Platinum/Black accents	H2P - Light Platinum/Black accents
Leather Seating Surface		HHN - Light Neutral/Cashmere	HHN - Light Neutral/Cashmere
Leather Seating Surface
Leather Seating Surface

Attachment 1A

Cadillac CTS Sedan
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD
Model Code	6AH69	6AK69
Equipment Group	1SN/1SP	1SQ/1SR
Volume % of Total	50%	50%
Standard Equipment	LUXURY	PERFORMANCE
Engine	Engine 3.6L V6 - LGX	Engine 3.6L V6 - LGX
Transmission	Transmission, M5N	Transmission, M5N
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	IO5 - CUE	IO6 - CUE w/Nav
Wheels	Wheels, 17" Ultra Bright Machined - QCO	Wheels, 18" - RT5
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leatherette Bucket - AQ9	Seat, Leather Bucket - AQJ
Air Bags	Dual Front & Side - AYF	Dual Front & Side - AYF
Other		Sport Susp, HIDs, Foglamps
	-------------------------------	-------------------------------
	Seating Package - Y44	Seating Package - Y44
	-------------------------------	-------------------------------
Other	XM	XM
Other	OnStar	OnStar
Other

Required Additional Options

-------------------------------

Attachment 1A

		-------------------------------	-------------------------------

Required Options 0% - 100%

		-------------------------------	-------------------------------

Excluded Options - 0%
		Color GBA	Color GBA

		-------------------------------	-------------------------------

Exterior Colors	%
	25	GAN - Radiant Silver	GAN - Radiant Silver
	25	GBA - Black Raven	GBA - Black Raven
	15	G1W - Crystal White Tintcoat	G1W - Crystal White Tintcoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic

Interior Colors
		HOY - Jet Black w/Jet Black Accents	H2U - Jet Black w/Jet Black Accents
		H2D - Jet Black w/ Light Platinum Accents	H5Y - Medium Cashmere w/ Lt. Cashmere Accents
HDZ - Medium Cashmere w/ Lt. Cashmere Accents

Attachment 1A

Cadillac CT6 Sedan
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	4 Dr Sedan RWD	4 Dr Sedan AWD	4 Dr Sedan AWD
Model Code	6KJ69	6KJ69	6KL69
Equipment Group	1SC	1SD	1SF
Volume % of Total	40%	40%	20%
Standard Equipment	LUXURY	LUXURY	PREMIUM LUXURY
Engine	Engine 2.0 Turbo - LTG	Engine 3.6L V6 - LGX	Engine 3.6L V6 - LGX
Transmission	Transmission, M5N	Transmission, M5N	Transmission, M5N
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver	Seat, 10-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	IO6 - CUE w/Nav	IO6 - CUE w/Nav	IO6 - CUE w/Nav
Wheels
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AR9	Seat, Leather Bucket - AR9	Seat, Leather Bucket - AR9
Air Bags
Other

Other	XM	XM	OnStar
Other	OnStar	OnStar
Other

Required Additional Options			Seat, Leather Bucket - AQJ
	Wheels, 19" x 8.5" (48.3 cm x 21.6 cm) ultra-bright machined aluminum multi-spoke with Pearl Nickel pockets -QM6	Wheels, 19" x 8.5" (48.3 cm x 21.6 cm) ultra-bright machined aluminum multi-spoke with Pearl Nickel pockets -QM6	Wheels, 19" x 8.5" (48.3 cm x 21.6 cm) ultra-bright machined aluminum multi-spoke with Pearl Nickel pockets -QM6

Enhanced Vision and Comfort Package, includes rear camera mirror (inside rearview auto-dimming, streaming video), (KU9) ventilated front seats, heated rear seats and (C3U) UltraView power sunroof - DRZ

Enhanced Vision and Comfort Package, includes rear camera mirror (inside rearview auto-dimming, streaming video), (KU9) ventilated front seats, heated rear seats and (C3U) UltraView power sunroof - DRZ

Enhanced Vision and Comfort Package, includes rear camera mirror (inside rearview auto-dimming, streaming video), (KU9) ventilated front seats, heated rear seats and (C3U) UltraView power sunroof - DRZ

Attachment 1A

		-------------------------------	-------------------------------	Comfort Package, includes (KU9) ventilated front seats and heated rear seats - KA6

Exterior Colors	%
	25	GAN - Radiant Silver	GAN - Radiant Silver	GAN - Radiant Silver
	25	GBA - Black Raven	GBA - Black Raven	GBA - Black Raven
	15	G1W - Crystal White Tintcoat	G1W - Crystal White Tintcoat	G1W - Crystal White Tintcoat
	15	GB8 - Stellar Black Metallic	GB8 - Stellar Black Metallic	GB8 - Stellar Black Metallic
	10	G1M - Dark Adriatic Blue	G1M - Dark Adriatic Blue	G1M - Dark Adriatic Blue
	10	GC8 -Dark Emerald Metallic	GC8 -Dark Emerald Metallic	GC8 -Dark Emerald Metallic

Interior Colors
		H2X - Jet Black w/Jet Black Accents	H2X - Jet Black w/Jet Black Accents	H2X - Jet Black w/Jet Black Accents
		HKW -Cinnamon with Jet Black accents	HKW -Cinnamon with Jet Black accents	HKW -Cinnamon with Jet Black accents
		HKY - Light Platinum with Jet Black accents	HKY - Light Platinum with Jet Black accents	HKY - Light Platinum with Jet Black accents

Attachment 1A

Cadillac XTS
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	6GC69	6GX69
Equipment Group	1SB LUXURY	1SB LUXURY
Equipment Group	FWD	AWD
Volume % of Total	60%	40%
Required Additional Options
	Navigation - IO6	Navigation - IO6

Exterior Colors
	GAN - Radiant Silver Metallic	GAN - Radiant Silver Metallic
	GBA - Black Raven	GBA - Black Raven
	GLJ - Graphite Metallic - NEW	GLJ - Graphite Metallic - NEW
	GWT - Silver Coast Metallic - NEW	GWT - Silver Coast Metallic - NEW
	G1E - Red Passion Tint	G1E - Red Passion Tint
	G1W - Abalone White Tri-coat	G1W - Abalone White Tri-coat
	GB8 - Stellar Black Metallic	GB8 - Stellar Black Metallic

Interior Colors
	AFC - Jet Black	AFC - Jet Black
	AFD - Shale w/ Cocoa Accents	AFD - Shale w/ Cocoa Accents
	AFE - Titanium w/Jet Black Accents	AFE - Titanium w/Jet Black Accents
	AFF - Kona Brown w/Jet Black Accents	AFF - Kona Brown w/Jet Black Accents

Attachment 1A

Cadillac XT5
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	6NH26	6NH26
Equipment Group	1SC LUXURY	1SD LUXURY
Equipment Group	FWD	AWD
Volume % of Total	50%	50%
Standard Equipment
Engine	Engine 3.6L V6 - LGX	Engine 3.6L V6 - LGX
Transmission	Transmission, 8-speed automatic, MRC	Transmission, 8-speed automatic, MRC
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------
Airbags	AYG - driver and front passenger frontal (dual stage for passenger), front and rear head curtain, driver side knee	AYG - driver and front passenger frontal (dual stage for passenger), front and rear head curtain, driver side knee
Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Cadillac CUE Information and Media Control System- IO5	Cadillac CUE Information and Media Control System- IO5
Wheels	18" x 8" (45.7 cm x 20.3 cm) bright machined faced, with Light Argent accents - PTW	18" x 8" (45.7 cm x 20.3 cm) bright machined faced, with Light Argent accents - PTW
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AR9	Seat, Leather Bucket - AR9
Other	StabiliTrak	StabiliTrak
Other	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV
Other	Lift Gate - Rear Power	Lift Gate - Rear Power
Other	Sunroof - C3U	Sunroof - C3U
Other	Heated Seats - KA1	Heated Seats - KA1
Other	XM Radio	XM Radio
Other	Bluetooth	Bluetooth
	Side Blind Zone Alert	Side Blind Zone Alert

Attachment 1A

		Rear cross traffic alert	Rear cross traffic alert

Other		OnStar	OnStar
Required Additional Options		Cadillac CUE Information and Media Control System with Embedded Navigation - IO6	Cadillac CUE Information and Media Control System with Embedded Navigation - IO6

Exterior Colors	%
		GAN - Radiant Silver	GAN - Radiant Silver
		G1E - Crystal Red Tintcoat	G1E - Crystal Red Tintcoat
		GB8- Stellar Black Metallic	GB8- Stellar Black Metallic
		GXG - Dark Granite Metallic	GXG - Dark Granite Metallic

0
Interior Colors
		HMQ - Sahara Beige	HMQ - Sahara Beige
		H2X - Jet Black	H2X - Jet Black
		HIR - Cirrus	HIR - Cirrus

Attachment 1A

Cadillac Escalade
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A
Model Code	6K15706/6C15706/6K15906/6C15906
4WD/2WD
Equipment Group	1SB LUXURY
Volume % of Total	100%
Standard Equipment
Engine	Engine Vortec 6200 V8 - L92
Transmission	Transmission, Automatic
Air Conditioning	Air Conditioning, Auto Tri-Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.
Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel
Seats	Seat, 14 Way Power Driver/Pass
Rear Defogger	Rear Defogger
Radio	Navigation - U3R
Wheels	Wheels, 22" aluminum - P56
Floor Mats	Floor mats
Seat Trim/Style	Seat, Leather Bucket - AN3
Air Bags	Dual Front & Side
Other	StabiliTrak
Other	Mirrors, Pwr OSRV
Other	Rear Park Assist
Other	Power Adj Pedals
Other	Assist Steps - BVU
Other	Remote Vehicle Starter
Other	Bluetooth Interface - UPF
3 Pass 3rd Row Seat - AS3
Sunroof - CF5

Attachment 1A

Other		XM
Other		OnStar

Required Additional Options
Rear Entertain. System - U42

Color 51U

Color GGW

Exterior Colors	%
41U - Black Raven
G1W - Abalone White Tri-coat
GAN - Radiant Silver Metallic
GWT - Silver Coast
G1E - Red Passion Tint

0
Interior Colors
H2X - Jet Black
H4Y - Shale w/Cocoa accents

Attachment 1A

Cadillac Escalade
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec		Spec A
Model Code		6K15906/6C15906
4WD/2WD
Equipment Group		1SB LUXURY
Volume % of Total		100%
Required Additional Options
Rear Entertain. System - U42

Exterior Colors	%
41U - Black Raven
G1W - Abalone White Tri-coat
GAN - Radiant Silver Metallic
GWT - Silver Coast
G1E - Red Passion Tint

0
Interior Colors
H2X - Jet Black
H4Y - Shale w/Cocoa accents

Attachment 1A

2017 Chevrolet Cruze
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C
Model Code	1BT69 - 4 Dr Sedan	1BT69 - 4 Dr Sedan	1BS69 - 4 Dr Sedan
Equipment Group	1LT(1SD)	1LT(1SD)	Premier(1SF)
Volume % of Total	25%	45%	30%
Standard Equipment
Engine	1.4L turbo DOHC 4-cylinder - LE2	1.4L turbo DOHC 4-cylinder - LE2	1.4L turbo DOHC 4-cylinder - LE2
Transmission	6-Spd Automatic - MNU	6-Spd Automatic - MNU	6-Spd Automatic - MNU
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Airbags	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF
Airbags	Front Knee	Front Knee	Front Knee
Steering	Power Steering	Power Steering	Power Steering
Brakes	Power Brakes	Power Brakes	Power Brakes
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Manual	Manual	Power
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio
Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOA

Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOA

Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOA

Wheels	Wheels, 16" Aluminum - RS1	Wheels, 16" Aluminum - RS1	Wheels, 17" Aluminum - RSC
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Seat, Cloth Bucket	Seat, Heated Leather Bucket - KA1
Other	Compact Spare - SJQ	Compact Spare - SJQ	Compact Spare - SJQ
Other	-------------------------------	-------------------------------	XM
Other	OnStar	OnStar	OnStar

Attachment 1A

Required Additional Options
Convenience Package, includes (BTM) Keyless Start, (ATH) Keyless Access, (KA1) heated driver and front passenger seats and (AH5) driver 8-way power seat adjuster - 6K5
Also includes (BTV) remote vehicle starter system. Deletes (KTF) primary foldable, additional foldable key.

Exterior Colors	~~%~~
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	10	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic
	20	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	15	(G7C) Red Hot exterior color	(G7C) Red Hot exterior color	(G7C) Red Hot exterior color
	20	(GXG) Tungsten Metallic exterior color	(GXG) Tungsten Metallic exterior color	(GXG) Tungsten Metallic exterior color
	15	(GXH) Blue Ray Metallic exterior color	(GXH) Blue Ray Metallic exterior color	(GXH) Blue Ray Metallic exterior color
Interior Colors	100
		HOU - Jet Black Cloth	H2K - Jet Black Leather	H2K - Jet Black Leather

Attachment 1A

Chevrolet Malibu
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D
Model Code	1ZC69	1ZD69	1ZD69	1ZD69
Equipment Group	1LS	1LT	1LT + Convienience	1LT + Convienience + Leather
Volume % of Total	30%	30%	20%	20%
Standard Equipment
Engine	1.5L Turbo	1.5L Turbo	1.5L Turbo	1.5L Turbo
Automatic Transmission	STD - MNH	STD - MNH	STD - MNH	STD - MNH
Air Conditioning	STD	STD	STD	STD
Power Seat - Driver Side w Lumbar	6 Way	8 Way	8 Way	8 Way
Heated Seat	N/A	N/A	N/A	STD
Cruise Control	STD	STD	STD	STD
Seat Trim	Premium Cloth	Premium Cloth	Premium Cloth	Leather
Radio w/CD	IOA	IOA	IOA	IOA
Rear Defogger	STD	STD	STD	STD
Body Side Moldings
Wheels	RS1 - 16" Aluminum	RSC - 17" Aluminum	RSC - 17" Aluminum	RSC - 17" Aluminum
Keyless Entry	STD	STD	STD	STD
Remote Start	N/A	N/A	STD	STD
Power Door Lock	STD	STD	STD	STD
Power windows	STD	STD	STD	STD
Airbags	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF	RESTRAINT SYSTEM-SEAT, INFLATABLE, DRIVER & PASS FRT, FRT SEAT SIDE & RR SEAT SIDE, ROOF SIDE, KNEE - AYF
Other	Front and Rear Floor Mats	Front and Rear Floor Mats	Front and Rear Floor Mats	Front and Rear Floor Mats
Other	ABS	ABS	ABS	ABS
Other	Stabiltrak	Stabilitrak	Stabilitrak	Stabilitrak
Other		XM	XM	XM
Other	OnStar	OnStar	OnStar	OnStar

Attachment 1A

		Compact Spare - ZAM	Compact Spare - ZAM	Compact Spare - ZAM	Compact Spare - ZAM
Required Additional Options

Convenience and Technology Package, includes (BTV) remote vehicle starter system, (DD8) inside rearview auto-dimming mirror, (KI6) 120-volt power outlet, (UDD) color Driver information Center, (IO5) Chevrolet MyLink Radio, (K4C) Wireless Charging, (USS) dual USB charging-only ports in rear of center console, (N34) leather-wrapped steering wheel and (VY7) leather-wrapped shift knob - WPJ

Convenience and Technology Package, includes (BTV) remote vehicle starter system, (DD8) inside rearview auto-dimming mirror, (KI6) 120-volt power outlet, (UDD) color Driver information Center, (IO5) Chevrolet MyLink Radio, (K4C) Wireless Charging, (USS) dual USB charging-only ports in rear of center console, (N34) leather-wrapped steering wheel and (VY7) leather-wrapped shift knob - WPJ

Leather Package, includes (KA1) heated driver and front passenger seats, (AAQ) 6-way power front passenger seat adjuster, (AT9) front passenger power lumbar seat adjuster and (UQA) Bose premium 9-speaker system - WPL

Excluded Options

Exterior Colors	%

Attachment 1A

	5	G1W - Iridescent Pearl Tricoat	G1W - Iridescent Pearl Tricoat	G1W - Iridescent Pearl Tricoat	G1W - Iridescent Pearl Tricoat
	20	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic
	15	G7T - Butte Red Metallic	G7T - Butte Red Metallic	G7T - Butte Red Metallic	G7T - Butte Red Metallic
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	15	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	10	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic
	15	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic
100
Interior Colors
Premium Cloth
		H1T - Jet Black	H1T - Jet Black	H1T - Jet Black	H0Y - Jet Black
Premium Cloth/Leatherette
Premium Cloth/Leatherette
Premium Cloth/Leatherette

Leather Appointed
Leather Appointed
Leather Appointed
Leather Appointed
Leather Appointed

Attachment 1A

Chevrolet Camaro
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	1AG37	1AJ37
Equipment Group	1LT	1SS
Volume % of Total	50%	50%
Standard Equipment	1LT	1SS
Engine	Engine 2.0 Turbo - LTG	Engine 6.2 Turbo - LT1
Transmission	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering	Power Steering	Power Steering
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning	Single-zone Manual - C67	Single-zone Manual - C67
Radio
Audio system, Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOB

Audio system, Chevrolet MyLink Radio with 8" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; voice-activated technology for radio and phone; featuring Apple CarPlay capability for compatible phone - IO5

XM Radio	XM - U2K	XM - U2K
Bluetooth for phone	STD	STD
Cruise Control	STD	STD
Door Locks	Power Programmable	Power Programmable
Rear Defogger	STD	STD
Floor Mats	STD - front	STD - front
OnStar	OnStar - UE1	OnStar - UE1
Seats Adjuster	Driver 8 & Pass 6 Way Power - AV3 / AKQ	Driver 8 & Pass 6 Way Power - AV3 / AKQ
Seats Trim/Style	Seat, Sport Bucket (Cloth) - A50	Seat, Sport Bucket (Leather) - A50
Seats Heated	NA	Included - KA1
Steering Column	Manual rake and telescopic	Manual rake and telescopic
Windows	Power	Power
Spoiler, rear	Available Only w/WRS	Available Only w/WRS
Wheels	Wheels, 18" Painted Aluminum - REG	Wheels, 18" Painted Aluminum - REG
Stabilitrak	STD	STD
Open	Rear Vision Camera - UVC	Rear Vision Camera - UVC

Attachment 1A

***See Order Guide For Complete Detail***
Required Additional Options
		Transmission, Automatic - MX0	Transmission, Automatic - MX0
Engine, 3.6L V6 - LGX
		Sunroof - CF5	Sunroof - CF5
RS Exterior Pkg (WRS)
Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	20	GBA - Black	GBA - Black
	20	G7C - Red Hot	G7C - Red Hot
	20	G7D - Bright Yellow	G7D - Bright Yellow
	20	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic
100
Interior Colors
		H72 - Medium Ash Gray	H72 - Medium Ash Gray
		H1T - Jet Black	H1T - Jet Black

Attachment 1A

Chevrolet Camaro
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model Code	1AG67	1AJ67
Equipment Group	1LT	1SS
Volume % of Total	50%	50%
Standard Equipment	1LT	1SS
Engine	Engine 2.0 Turbo - LTG	Engine 6.2 Turbo - LT1
Transmission	6 Spd Manual - MN6	6 Spd Manual - MN6
Brakes	4 - Wheel Disc Antilock	4 - Wheel Disc Antilock
Steering	Power Steering	Power Steering
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Air Conditioning	Single-zone Manual - C67	Single-zone Manual - C67
Radio
Audio system, Chevrolet MyLink Radio with 7" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; featuring Android Auto and Apple CarPlay capability for compatible phone - IOB

Audio system, Chevrolet MyLink Radio with 8" diagonal color touch-screen, AM/FM stereo with seek-and-scan and digital clock, includes Bluetooth streaming audio for music and select phones; voice-activated technology for radio and phone; featuring Apple CarPlay capability for compatible phone - IO5

XM Radio	XM - U2K	XM - U2K
Bluetooth for phone	STD	STD
Cruise Control	STD	STD
Door Locks	Power Programmable	Power Programmable
Rear Defogger	STD	STD
Floor Mats	STD - front	STD - front
OnStar	OnStar - UE1	OnStar - UE1
Seats Adjuster	Driver 8 & Pass 6 Way Power - AV3 / AKQ	Driver 8 & Pass 6 Way Power - AV3 / AKQ
Seats Trim/Style	Seat, Sport Bucket (Cloth) - A50	Seat, Sport Bucket (Leather) - A50
Seats Heated	NA	Included - KA1
Steering Column	Manual rake and telescopic	Manual rake and telescopic
Windows	Power	Power
Spoiler, rear	Available Only w/WRS	Available Only w/WRS
Wheels	Wheels, 18" Painted Aluminum - REG	Wheels, 18" Painted Aluminum - REG
Stabilitrak	STD	STD
Open	Rear Vision Camera - UVC	Rear Vision Camera - UVC

Attachment 1A

***See Order Guide For Complete Detail***
Required Additional Options
		Transmission, Automatic - MX0	Transmission, Automatic - MX0
Engine, 3.6L V6 - LGX

RS Exterior Pkg (WRS)
Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	20	GBA - Black	GBA - Black
	20	G7C - Red Hot	G7C - Red Hot
	20	G7D - Bright Yellow	G7D - Bright Yellow
	20	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic
100
Interior Colors
		H72 - Medium Ash Gray	H72 - Medium Ash Gray
		H1T - Jet Black	H1T - Jet Black

Attachment 1A

Chevrolet Corvette
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model	Coupe	Convertible
Model Code	1YY07	1YY67
Equipment Group	3LT	3LT
Required Additional Options
	Dual Mode Performance Exhaust - NPP	Dual Mode Performance Exhaust - NPP
	Transmission, 8-speed paddle shift with automatic modes - M5U	Transmission, 8-speed paddle shift with automatic modes - M5U
	18" Wheels, 5-spoke, Chrome Alum - QX3	18" Wheels, 5-spoke, Chrome Alum - QX3
Transparent Roof - CC3
Exterior Colors

	GAN - Blade Silver Metallic	GAN - Blade Silver Metallic
	GBA - Black	GBA - Black
	GC6 - Corvette Racing Yellow (premium color)	GC6 - Corvette Racing Yellow (premium color)
	GKZ - Red	GKZ - Red
Interior Colors
	195 - Black	195 - Black
	345 - Kalahari	345 - Kalahari
	145 - Gray	145 - Gray
Convertible Top Colors		21T = Kalahari, 37T = Gray, 41T = Black

Attachment 1A

Chevrolet Trax
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D
Model Code	1JV76	1JS76	1JW76	1JT76
Equipment Group	LT - FWD	1LT - AWD	LTZ - FWD	LTZ - AWD
Volume % of Total	30%	20%	30%	20%
Standard Equipment

Engine	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder
Transmission	MNK - Transmission, 6-speed automatic	MNK - Transmission, 6-speed automatic	MNK - Transmission, 6-speed automatic	MNK - Transmission, 6-speed automatic
Air Conditioning	C60 - Single Zone Manual	C60 - Single Zone Manual	C60 - Single Zone Manual	C60 - Single Zone Manual
Steering	NJ1 - power, non-variable ratio, electric	NJ1 - power, non-variable ratio, electric	NJ1 - power, non-variable ratio, electric	NJ1 - power, non-variable ratio, electric
Brakes	JM4 - 4-wheel antilock, front disc/rear drum	JM4 - 4-wheel antilock, front disc/rear drum	JM4 - 4-wheel antilock, front disc/rear drum	JM4 - 4-wheel antilock, front disc/rear drum
Windows	Power with driver Express-Up/Down	Power with driver Express-Up/Down	Power with driver Express-Up/Down	Power with driver Express-Up/Down
Door Locks	Door locks, power programmable	Door locks, power programmable	Door locks, power programmable	Door locks, power programmable
	Door locks, rear child security	Door locks, rear child security	Door locks, rear child security	Door locks, rear child security
Cruise Control	STD	STD	STD	STD
Tilt & Telescoping Wheel
Seats	AH3, driver 4-way manual	AH3, driver 4-way manual	AH3, driver 4-way manual	AH3, driver 4-way manual
Rear Defogger
Radio	UQ3 - Audio system feature, 6-speaker system	UQ3 - Audio system feature, 6-speaker system	UQA - Audio system feature, Bose premium 7-speaker system with amplifier, including subwoofer	UQA - Audio system feature, Bose premium 7-speaker system with amplifier, including subwoofer
Wheels	RRZ - Wheels, 16" (40.6 cm) aluminum	RRZ - Wheels, 16" (40.6 cm) aluminum	5P4 - Wheels, 18" (45.7 cm) aluminum	5P4 - Wheels, 18" (45.7 cm) aluminum
Floor Mats	STD	STD	STD	STD
Seat Trim/Style
Airbags	STD	STD	STD	STD
Rear Camera	STD	STD	STD	STD
Required Additional Options

	PDB Package(which includes AG9, EVK, N34, UD7)	PDB Package(which includes AG9, EVK, N34, UD7)	Sunroof - CF5	Sunroof - CF5

Attachment 1A

Exterior Colors

		GAZ Summit White	GAZ Summit White	GAZ Summit White	GAZ Summit White
		GAN Silver Ice Met	GAN Silver Ice Met	GAN Silver Ice Met	GAN Silver Ice Met
		G7T Crimson Met	G7T Crimson Met	G7T Crimson Met	G7T Crimson Met
		GBV Cyber Gray Met	GBV Cyber Gray Met	GBV Cyber Gray Met	GBV Cyber Gray Met
		GB8 Mosaic Black Met	GB8 Mosaic Black Met	GB8 Mosaic Black Met	GB8 Mosaic Black Met

TOTAL
Interior Colors
	80%	AES - Jet Black	AES - Jet Black	AEW - Jet Black	AEW - Jet Black
	10%	AET - Jet Black/Titanium	AET - Jet Black/Titanium	AEX - Jet Black/Titanium	AEX - Jet Black/Titanium
	10%	AEV - Jet Black/Brownstone	AEV - Jet Black/Brownstone	AEY - Jet Black/Brownstone	AEY - Jet Black/Brownstone

Attachment 1A

Chevrolet Equinox
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C	Spec D
Model Code	1LH26	1LK26	1LJ26	1LM26
Equipment Group	1LT	1LT	1LZ	1LZ
Model	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility FWD	4 Dr Utility AWD
Volume % of Total	40%	10%	35%	15%
Standard Equipment	1LT	1LT	1LZ	1LZ
Engine	Engine 2.4 L - LEA	Engine 2.4 L - LEA	Engine 2.4 L - LEA	Engine 2.4 L - LEA
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Conditioning	Air Conditioning	Auto HVAC	Auto HVAC
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------	-------------------------------
Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt & Telescoping Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	Manual Driver w/power Hgt & Lumbar	Manual Driver w/power Hgt & Lumbar	Seat, 8-Way Power Driver & Passenger	Seat, 8-Way Power Driver & Passenger
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	UFU	UFU	UFU	UFU
Wheels	Wheels, 17" aluminum - RVF	Wheels, 17" aluminum - RVF	(5P4) 18" aluminum wheels	(5P4) 18" aluminum wheels
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Seat, Cloth Bucket	Heated Seat, Bucket	Heated Seat, Bucket
Airbags	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain
Other	-------------------------------	-------------------------------	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL

Attachment 1A

Other		StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other		OnStar	OnStar	OnStar	OnStar
Other		XM	XM	XM	XM
Other

Required Additional Options				(PCY) Technology Package, includes (UHQ) Chevrolet MyLink radio with Navigation and (UZ8) Pioneer premium 8-speaker sound system	(PCY) Technology Package, includes (UHQ) Chevrolet MyLink radio with Navigation and (UZ8) Pioneer premium 8-speaker sound system
		(PDD) Driver Convenience Package -Includes (C68) automatic climate control,(NP5) leather wrapped wheel, (AE8) Power Driver Seat and (KA1) heated front seats. {Note (UVC) review camara is now standard}	(PDD) Driver Convenience Package -Includes (C68) automatic climate control,(NP5) leather wrapped wheel, (AE8) Power Driver Seat and (KA1) heated front seats. {Note (UVC) review camara is now standard}	(PCQ) Enhanced Convenience Package, includes (AH8) 8-way power front passenger seat, (TB5) power programmable rear liftgate and (UG1) Universal Home Remote	(PCQ) Enhanced Convenience Package, includes (AH8) 8-way power front passenger seat, (TB5) power programmable rear liftgate and (UG1) Universal Home Remote
				Sunroof - CF5	Sunroof - CF5
Engine 3.6L V6 w/Flex Fuel - LFX

Exterior Colors	%
	10	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		GAZ - Summit White	GAZ - Olympic White	GAZ - Olympic White	GAZ - Olympic White
		GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic
		G7Q - Nightfall Grey Metallic	G7Q - Nightfall Grey Metallic	G7Q - Nightfall Grey Metallic	G7Q - Nightfall Grey Metallic
		G1E - Siren Red Tintcoat	G1E - Siren Red Tintcoat	G1E - Siren Red Tintcoat	G1E - Siren Red Tintcoat
		G1W - Iridescent Pearl Tintcoat	G1W - Iridescent Pearl Tintcoat	G1W - Iridescent Pearl Tintcoat	G1W - Iridescent Pearl Tintcoat
Interior Colors
		AFK - Jet Black/Lt. Titanium	AFK - Jet Black/Lt. Titanium	AFM - Jet Black/Lt. Titanium	AFM - Jet Black/Lt. Titanium
		AFJ - Jet Black	AFJ - Jet Black	AFL - Jet Black	AFL - Jet Black
				AFN Jet Black/Saddle Up	AFN Jet Black/Saddle Up

Attachment 1A

Chevrolet Tahoe
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	CC15706	CK15706
Equipment Group	1LT - 2WD	1LT - 4WD
Volume % of Total	60%	40%
Standard Equipment
Engine	Engine Vortec 5.3L EcoTec3 V8 - L83	Engine Vortec 5.3L EcoTec3 V8 - L84
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Conditioning, Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Air Bags	Dual Front & Side	Dual Front & Side
Radio	Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels	18" x 8.5" (45.7 cm x 21.6 cm) aluminum with high-polished finish - PZX	18" x 8.5" (45.7 cm x 21.6 cm) aluminum with high-polished finish - PZX
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - A95	Seat, Cloth Bucket - A95
Other	StabiliTrak	StabiliTrak
Other	Rear Park Assist	Rear Park Assist
Other	Power Adj Pedals	Power Adj Pedals
Other	Bluetooth Interface	Bluetooth Interface
Other	XM	XM
Other	OnStar	OnStar

Attachment 1A

Requird Additional Options		PCK - Luxury Pkg.	PCK - Luxury Pkg.

includes (AS8) power fold third row 60/40 split bench seats, (ATH) Passive Entry System, (ATT) second row power release 60/40 split folding bench seat, (BTM) keyless start, (DL3) outside heated power-adjustable, power-folding mirrors, (KA6) heated second row seats, (K4C) Wireless charging device, (N38) memory power tilt and telescopic steering column, (TC2) Hands free liftgate, (T3U) fog lamps, (UD5) front and rear parking assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (UVD) heated steering wheel and color key rear fascia trailer hitch closeout includes (AS8) power fold third row 60/40 split bench seats, (ATH) Passive Entry System, (ATT) second row power release 60/40 split folding bench seat, (BTM) keyless start, (DL3) outside heated power-adjustable, power-folding mirrors, (KA6) heated second row seats, (K4C) Wireless charging device, (N38) memory power tilt and telescopic steering column, (TC2) Hands free liftgate, (T3U) fog lamps, (UD5) front and rear parking assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (UVD) heated steering wheel and color key rear fascia trailer hitch closeout

Sun, Entertainment and Destinations Package, includes additional 9 months of SiriusXM Radio and NavTraffic service, (CF5) power sunroof, (U42) rear seat DVD entertainment system and (IO6) Chevrolet MyLink radio with navigation - PCJ

Sun, Entertainment and Destinations Package, includes additional 9 months of SiriusXM Radio and NavTraffic service, (CF5) power sunroof, (U42) rear seat DVD entertainment system and (IO6) Chevrolet MyLink radio with navigation - PCJ

Exterior Colors	%
		GBA - Black	GBA - Black
		G1E - Siren Red Metallic	G1E - Siren Red Metallic
		GAZ - Summit White	GAZ - Summit White
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		G1C - Slate Gray Metallic	G1C - Slate Gray Metallic

0
Interior Colors
		H2V - Jet Black/Dark Ash	H2V - Jet Black/Dark Ash
		H0K - Cocoa/Dune	H0K - Cocoa/Dune
		H2U - Jet Black	H2U - Jet Black

Attachment 1A

Chevrolet Traverse
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D	Spec E
Model Code	CR14526	CR14526	CV14526 AWD	CV14526 AWD	CV14526 AWD
Equipment Group	1LT - FWD	2LT - FWD	1LT - AWD	2LT - AWD	LTZ -AWD
Volume % of Total	30%	25%	25%	10%	10%
Standard Equipment	1LT - FWD	2LT - FWD	1LT - AWD	2LT - AWD	LTZ -AWD
Engine	3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6
Transmission	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED
Air Conditioning	Manual	Auto, tri-zone	Manual	Auto, tri-zone	Auto, tri-zone
Air Conditioning, Rear	manual standard	manual standard	manual standard	manual standard	manual standard
Steering	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable
Brakes	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon
Windows	Power	Power	Power	Power	Power
Door Locks	RKE standard	RKE standard	RKE standard	RKE standard	RKE standard
Cruise Control	standard	standard	standard	standard	standard
Tilt Wheel	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping
Seats	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Ft buckets, 2nd row captain's chairs
Rear Defogger	standard	standard	standard	standard	standard
Radio	AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD, XM, Bose & USB Port
Wheels	18" aluminum	18" aluminum	18" aluminum	18" aluminum	18" aluminum
Floor Mats	all seating positions	all seating positions	all seating positions	all seating positions	all seating positions
Seat Trim/Style	cloth, 8-passenger	cloth, 7-passenger	cloth, 8-passenger	cloth, 7-passenger	leather, 7-passenger
Other	8-way power driver	8-way power driver	8-way power driver	8-way power driver	8-way power driver
Other	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert
Other	---	Rear Camera in ISRV mirror	---	Rear Camera in ISRV mirror	Rear Camera in ISRV mirror
Other	---	Power tailgate	---	Power tailgate	Power tailgate
Other	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls

Attachment 1A

Other		OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections
Other		---	---	---	---	PCL Personal Connectivity Pkg
Other		XM	XM	XM	XM
Required Additional Options

C3U Panoramic Sunroof
			Leather Seats - IP2		Leather Seats - IP2.

		Heated Seats w/ Prem Cloth - KA1		Heated Seats w/ Prem Cloth - KA1

		Remote Start		Remote Start
Excluded Options
		Color 51U	Color 51U	Color 51U	Color 51U	Color 51U
		Color GGU	Color GGU	Color GGU	Color GGU	Color GGU

Exterior Colors	%
		17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic
		GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
		GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic
		G1E - Siren Red Metallic	G1E - Siren Red Metallic	G1E - Siren Red Metallic	G1E - Siren Red Metallic	G1E - Siren Red Metallic
		G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat
		GXG - Tungsten	GXG - Tungsten	GXG - Tungsten	GXG - Tungsten	GXG - Tungsten
0
Interior Colors
Premium Cloth		83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium
Leather-appointed			832 - Dark Titanium / Light Titanium		832 - Dark Titanium / Light Titanium

Attachment 1A

Perforated leather seating surfaces					833 - Dark Titanium / Light Titanium
Premium Cloth	19C - Ebony	19C - Ebony	19C - Ebony	19C - Ebony
Leather-appointed		192 - Ebony		192 - Ebony
Perforated leather seating surfaces					193 - Ebony
Premium Cloth	0IC - Ebony/Saddle Up	0IC - Ebony/Saddle Up	0IC - Ebony/Saddle Up	0IC - Ebony/Saddle Up
Leather-appointed		0I2 - Ebony/Saddle Up		0I2 - Ebony/Saddle Up
Perforated leather seating surfaces					0I3 - Ebony/Saddle Up

Attachment 1A

Chevrolet Suburban
2017MY Repurchase Rental Minimum Equipment (VN9)
Model		Spec A	Spec B
Model Code		CC15906	CK15906
		1LT -2WD	1LT - 4WD
Equipment Group		1LT	1LT
Volume % of Total		60%	40%
Required Additional Options		PCK - Luxury Pkg.	PCK - Luxury Pkg.

includes (AS8) power fold third row 60/40 split bench seats, (ATH) Passive Entry System, (ATT) second row power release 60/40 split folding bench seat, (BTM) keyless start, (DL3) outside heated power-adjustable, power-folding mirrors, (KA6) heated second row seats, (K4C) Wireless charging device, (N38) memory power tilt and telescopic steering column, (TC2) Hands free liftgate, (T3U) fog lamps, (UD5) front and rear parking assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (UVD) heated steering wheel and color key rear fascia trailer hitch closeout includes (AS8) power fold third row 60/40 split bench seats, (ATH) Passive Entry System, (ATT) second row power release 60/40 split folding bench seat, (BTM) keyless start, (DL3) outside heated power-adjustable, power-folding mirrors, (KA6) heated second row seats, (K4C) Wireless charging device, (N38) memory power tilt and telescopic steering column, (TC2) Hands free liftgate, (T3U) fog lamps, (UD5) front and rear parking assist, (UFG) Rear Cross-Traffic Alert, (UKC) Side Blind Zone Alert and (UVD) heated steering wheel and color key rear fascia trailer hitch closeout

Sun, Entertainment and Destinations Package, includes additional 9 months of SiriusXM Radio and NavTraffic service, (CF5) power sunroof, (U42) rear seat DVD entertainment system and (IO6) Chevrolet MyLink radio with navigation - PCJ

Sun, Entertainment and Destinations Package, includes additional 9 months of SiriusXM Radio and NavTraffic service, (CF5) power sunroof, (U42) rear seat DVD entertainment system and (IO6) Chevrolet MyLink radio with navigation - PCJ

Exterior Colors	%
		GBA - Black	GBA - Black
		G1E - Siren Red Metallic	G1E - Siren Red Metallic
		GAZ - Summit White	GAZ - Summit White
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		G1C - Slate Gray Metallic	G1C - Slate Gray Metallic
Interior Colors		H2V - Jet Black/Dark Ash	H2V - Jet Black/Dark Ash
		H0K - Cocoa/Dune	H0K - Cocoa/Dune
		H2U - Jet Black	H2U - Jet Black

Attachment 1A

Chevrolet Express
2017MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec C	Spec D	Spec E
Model	Van Reg WB RWD	Van Reg WB RWD	Van Ext WB RWD
Equipment Group
Model Code	CG23406	CG33406	CG33706
Volume % of Total
Standard Equipment	1LT	1LT	1LT
Required Additional Options
	Radio AM/FM/CD - U0H	Radio AM/FM/CD - U0H	Radio AM/FM/CD - U0H
	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49
	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1
	UVC Rear Camera	UVC Rear Camera	UVC Rear Camera

Exterior Colors
50U - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White

Interior Colors
93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter

Attachment 1A

Buick LaCrosse (ALL NEW)
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D
Model Code	4ZB79	4ZB79	4ZC79	4ZC79
Equipment Group	1SL	1SL	1SP	1SP
Volume % of Total	50%	20%	10%	20%
Standard Equipment	1SL	1SL	1SP	1SP
Engine	3.6L V6, DI, VVT with cylinder deactivation(LGX)	3.6L V6, DI, VVT with cylinder deactivation(LGX)	3.6L V6, DI, VVT with cylinder deactivation(LGX)	3.6L V6, DI, VVT with cylinder deactivation(LGX)
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Steering	Power Steering, Electric	Power Steering, Electric	Power Steering, Magnetic	Power Steering, Magnetic
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping
Seats	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)
Seats	Power Passenger Seat	Power Passenger Seat	Power Passenger Seat	Power Passenger Seat
Seats	Heated Seats, driv. & pass	Heated Seats, driv. & pass	Heated and Ventilated Seats, driv. & pass	Heated and Ventilated Seats, driv. & pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Audio system, Buick IntelliLink Radio, AM/FM stereo, includes 2 USB ports, Bluetooth streaming for audio and select phones	Audio system, Buick IntelliLink Radio, AM/FM stereo, includes 2 USB ports, Bluetooth streaming for audio and select phones	Audio system, Buick IntelliLink Radio, AM/FM stereo, includes 2 USB ports, Bluetooth streaming for audio and select phones	Audio system, Buick IntelliLink Radio, AM/FM stereo, includes 2 USB ports, Bluetooth streaming for audio and select phones
Radio	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control	Includes Traction Control	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 18" (45.7 cm) ultra-bright machined-faced aluminum(RDA)	Wheels, 18" (45.7 cm) ultra-bright machined-faced aluminum(RDA)	Wheels, 18" (45.7 cm) ultra-bright machined-faced aluminum(RDA)	Wheels, 18" (45.7 cm) ultra-bright machined-faced aluminum(RDA)
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51
Other			Hi-Per Strut Suspension	Hi-Per Strut Suspension
Other	High Resolution Driver Information Center	High Resolution Driver Information Center	High Resolution Driver Information Center	High Resolution Driver Information Center

Attachment 1A

Other		4GO Wheel, compact spare 17" (43.2 cm) steel	4GO Wheel, compact spare 17" (43.2 cm) steel	4GO Wheel, compact spare 17" (43.2 cm) steel	4GO Wheel, compact spare 17" (43.2 cm) steel
Other		OnStar	OnStar	OnStar	OnStar
Other				Driver Confidence Package #1, includes (UFG) Rear Cross-Traffic Alert and (UKC) Side Blind Zone Alert with Lane Change Alert(B26)	Driver Confidence Package #1, includes (UFG) Rear Cross-Traffic Alert and (UKC) Side Blind Zone Alert with Lane Change Alert(B26)
Other				Wireless Charging, located in center console(K4C)	Wireless Charging, located in center console(K4C)
Other		Fog Lamps	Fog Lamps	Fog Lamps	Fog Lamps
Other
Required Additional Options
			Sunroof - C3U		Sunroof - C3U

Exterior Colors	%
		Crimson Red Tintcoat1-G1E	Crimson Red Tintcoat1-G1E	Crimson Red Tintcoat1-G1E	Crimson Red Tintcoat1-G1E
		Dark Sapphire Blue Metallic1 -G1M	Dark Sapphire Blue Metallic1 -G1M	Dark Sapphire Blue Metallic1 -G1M	Dark Sapphire Blue Metallic1 -G1M
		White Frost Tricoat1 -G1W	White Frost Tricoat1 -G1W	White Frost Tricoat1 -G1W	White Frost Tricoat1 -G1W
		Quicksilver Metallic3 -GAN	Quicksilver Metallic3 -GAN	Quicksilver Metallic3 -GAN	Quicksilver Metallic3 -GAN
		Summit White -GAZ	Summit White -GAZ	Summit White -GAZ	Summit White -GAZ
		Black Onyx - GBA	Black Onyx - GBA	Black Onyx - GBA	Black Onyx - GBA
		Ebony Twilight Metallic1 -GB8	Ebony Twilight Metallic1 -GB8	Ebony Twilight Metallic1 -GB8	Ebony Twilight Metallic1 -GB8
		Dark Forest Green Metallic3 -GC8	Dark Forest Green Metallic3 -GC8	Dark Forest Green Metallic3 -GC8	Dark Forest Green Metallic3 -GC8

Attachment 1A

Interior Colors
	Light Neutral seats with Dark Brown interior accents -HIA	Light Neutral seats with Dark Brown interior accents -HIA	Light Neutral seats with Dark Brown interior accents -HIA	Light Neutral seats with Dark Brown interior accents -HIA
	Ebony seats with Ebony interior accents -H1Y	Ebony seats with Ebony interior accents -H1Y	Ebony seats with Ebony interior accents -H1Y	Ebony seats with Ebony interior accents -H1Y
	Brandy seats with Ebony interior accents -HI9	Brandy seats with Ebony interior accents -HI9	Brandy seats with Ebony interior accents -HI9	Brandy seats with Ebony interior accents -HI9

Attachment 1A

Buick Envision
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	4XS26	4XZ26
Equipment Group	Essence Trim - 1SL - FWD	Essence Trim - 1SL - AWD
Volume % of Total	60%	40%
Standard Equipment	1SL - FWD	1SL - AWD
Engine	Engine 2.5L DOHC 4-cylinder - LCV	Engine 2.5L DOHC 4-cylinder - LCV
Transmission	Transmission, Auto 6 spd - MHG	Transmission, Auto 6 spd - MHG
Air Conditioning	Air Conditioning, Tri-Zone - CJ4	Air Conditioning, Tri-Zone - CJ4
Air Conditioning, Rear	Air Conditioning, Rear Console	Air Conditioning, Rear Console
Steering
Brakes	4Whl Disc - J17	4Whl Disc - J17
Windows	Power Windows w/ Express up	Power Windows w/ Express up
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Steering Wheel	Heated, leather wrapped - N34	Heated, leather wrapped - N34
Seats	Seat, 8-way power driver, 8-way power pass	Seat, 8-way power driver, 8-way power pass
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/ Adriod & Apple - IO5	Radio, AM/FM w/ Adriod & Apple - IO5
Wheels	Wheels, 18" Polished Aluminum - PZW	Wheels, 18" Polished Aluminum - PZW
Floor Mats	Carpeted Floor Mats	Carpeted Floor Mats
Seat Trim/Style	Heated Front & Rear, Perf Leather	Heated Front & Rear, Perf Leather
Airbags	AUJ & AL0	AUJ & AL0
Other	Hands Free Power Lift Gate - TC2	Hands Free Power Lift Gate - TC2
Other	StabiliTrak and Traction Control - FX3	StabiliTrak and Traction Control - FX3
Other	Daytime Running Lamps, LED Signature	Daytime Running Lamps, LED Signature
Other
Other
Other
Other
Other
Other
Other

Attachment 1A

Other
Other
Other
Other
Other

Required Additional Options

Exterior Colors	%
	10	G7U - Midnight Amethyst Metallic	G7U - Midnight Amethyst Metallic
	15	G8B - Chili Red Metallic	G8B - Chili Red Metallic
	25	GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic
	25	GAZ - Summit White	GAZ - Summit White
	25	GIY - Galaxy Silver Metallic	GIY - Galaxy Silver Metallic
0

Interior Colors	%
	25	H36 - Light Nuetral w. Ebony Accents	H36 - Light Nuetral w. Ebony Accents
	75	H0Y - Ebony w. Ebony Accents	H0Y - Ebony w. Ebony Accents

Attachment 1A

Buick Enclave
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	4R14526	4V14526
Equipment Group	1SL - FWD	1SL - AWD
Volume % of Total	60%	40%
Standard Equipment	1SL - FWD	1SL - AWD
Engine	Engine 3.6L V6 - LLT	Engine 3.6L V6 - LLT
Transmission	Transmission, Auto 6 spd - MY9	Transmission, Auto 6 spd - MH6
Air Conditioning	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering	Variable Effort Power Steering	Variable Effort Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows w/ Express up	Power Windows w/ Express up
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 8-way power driver, 8-way power pass	Seat, 8-way power driver, 8-way power pass
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8
Wheels	Wheels, 19" Aluminum - RZA	Wheels, 19" Aluminum - RZA
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Airbags	Dual Front & Side - AY0	Dual Front & Side - AY0
Other	Power Lift Gate	Power Lift Gate
Other	StabiliTrak and Traction Control	StabiliTrak and Traction Control
Other	High Intensity Discharge (HID) Lighting	High Intensity Discharge (HID) Lighting
Other	7 passenger seating - ABB	7 passenger seating - ABB
Other	Heated Seats - KA1	Heated Seats - KA1
Other	Spare - No Inflation Kit	Spare - No Inflation Kit
Other	Bluetooth Phone Interface - UPF	Bluetooth Phone Interface - UPF
Other	XM Radio	XM Radio
Other	OnStar	OnStar
Other	Remote Start	Remote Start

Attachment 1A

Other		Rear View Camera
Other		Rear Park Assist	Rear Park Assist
Other		7" color touch screen with Intellilink	7" color touch screen with Intellilink
Other		Center Side impact airbag	Center Side impact airbag
Other		Side Blind Zone Alert with Cross Traffic Detection	Side Blind Zone Alert with Cross Traffic Detection

Required Additional Options

		Sunroof - C3U	Sunroof - C3U
		Wheels, 19" chromed - PJH	Wheels, 19" chromed - PJH

Exterior Colors	%
		17U - Quicksilver Metallic	17U - Quicksilver Metallic
		GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic
		G1E - Crimson Red Tintcoat	G1E - Crimson Red Tintcoat
		G1W- Abalone White Tri-Coat	G1W- Abalone White Tri-Coat
		GAZ - Summit White	GAZ - Summit White
		GXG - Iridium Metallic	GXG - Iridium Metallic

Interior Colors
192 - Ebony/Ebony Accents
		832 - Titanium/Dark Titanium Accents	832 - Titanium
		432 - Choccachino/Cocoa Accents	432 - Choccachino
		7I2 - Ebony/Plum Accents	542 - Cocoa

Attachment 1A

GMC Acadia
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec C
Model Code	TNC26	TNK26	TND26	TNL26
Equipment Group	3SB (SLE-2) - FWD	3SB (SLE-2) - AWD	4SA (SLT-1) - FWD	4SA (SLT-1) - AWD
Volume % of Total	30%	20%	30%	20%
Standard Equipment
Engine	2.5L DOHC 4-cylinder SIDI with Variable Valve Timing(LCV)	2.5L DOHC 4-cylinder SIDI with Variable Valve Timing(LCV)	2.5L DOHC 4-cylinder SIDI with Variable Valve Timing(LCV)	3.6L V6, SIDI, DOHC with Variable Valve Timing(LGX)
Transmission	Transmission, 6-speed automatic(M2D)	Transmission, 6-speed automatic(M2D)	Transmission, 6-speed automatic(M2D)	Transmission, 6-speed automatic(M7U)
Air Conditioning	Air Conditioning, Single Zone - C67	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2	Air Conditioning, Tri-Zone - CJ2
Air Conditioning, Rear	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls	Air Conditioning, Rear Controls
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 6-Pas-ABB	Seat, 6-Pas-ABB	Seat, 6-Pas-ABB	Seat, 6-Pas-ABB
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8	Radio, AM/FM w/CD - US8
Wheels	Wheels, 18" Painted aluminum - PZ4	Wheels, 19" aluminum - P64	Wheels, 19" aluminum - P64	Wheels, 19" aluminum - P64
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Deluxe Cloth, Buckets Manual	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power	Leather-Appointed, Buckets Power
Air Bags	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0	Dual Front & Side - AY0
Other	Spare - No Inflation Kit	Spare - No Inflation Kit	Spare - No Inflation Kit	Spare - No Inflation Kit

Attachment 1A

Other	-------------------------------	Heated Seats - KA1	Heated Seats - KA1	Heated Seats - KA1
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	8-way power driver	8-way power driver	8-way power driver	8-way power driver
Other	2-way power frt pass	2-way power frt pass	2-way power frt pass	2-way power frt pass
Other	Blue Tooth	Blue Tooth	Blue Tooth	Blue Tooth
Other	Body Color Molding	Body Color Molding	Body Color Molding	Body Color Molding
Other	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls	Steering Wheel with Audio Controls
Other	Remote Start - BTV -	Remote Start - BTV -	Remote Start - BTV -	Remote Start - BTV -
Other	Rear Park Assist	Rear Park Assist	Rear Park Assist	Rear Park Assist
Other	Rear View Camera	Rear View Camera	Rear View Camera	Rear View Camera
Other	Wheels, 4 - 18" x 7.5" (45.7 cm x 19.1 cm) aluminum(RSZ)	Wheels, 4 - 18" x 7.5" (45.7 cm x 19.1 cm) aluminum(RSZ)	Wheels, 4 - 18" x 7.5" (45.7 cm x 19.1 cm) aluminum(RQH)	Wheels, 4 - 18" x 7.5" (45.7 cm x 19.1 cm) aluminum(RQH)
Other	Power Liftgate	Power Liftgate	Power Liftgate	Power Liftgate
Other	ZCD - Spare Tire	ZCD - Spare Tire	ZCD - Spare Tire	ZCD - Spare Tire
Other	Side Roof Rails	Side Roof Rails	Side Roof Rails	Side Roof Rails
Other	Body Color Body Side Molding	Body Color Body Side Molding	Body Color Body Side Molding	Body Color Body Side Molding
Other	OnStar	OnStar	OnStar	OnStar
Other	XM	XM	XM	XM

Required Additional Options
3.6L V6, SIDI, DOHC with Variable Valve Timing(LGX)
			Trailering - V92	Trailering - V92
	Seat, 7-Pass - ABA	Seat, 7-Pass - ABA	Seat, 7-Pass - ABA	Seat, 7-Pass - ABA

Excluded Options

Exterior Colors

Attachment 1A

	G1E	Crimson Red Tintcoat1	Crimson Red Tintcoat1	Crimson Red Tintcoat1	Crimson Red Tintcoat1
	G1M	Dark Sapphire Blue Metallic2	Dark Sapphire Blue Metallic2	Dark Sapphire Blue Metallic2	Dark Sapphire Blue Metallic2
	G1W	White Frost Tricoat1	White Frost Tricoat1	White Frost Tricoat1	White Frost Tricoat1
	GAN	Quicksilver Metallic1	Quicksilver Metallic1	Quicksilver Metallic1	Quicksilver Metallic1
	GAZ	Summit White3	Summit White3	Summit White3	Summit White3
	GB8	Ebony Twilight Metallic1	Ebony Twilight Metallic1	Ebony Twilight Metallic1	Ebony Twilight Metallic1
	GWT	Sparkling Silver Metallic4	Sparkling Silver Metallic4	Sparkling Silver Metallic4	Sparkling Silver Metallic4
	GXG	Iridium Metallic1	Iridium Metallic1	Iridium Metallic1	Iridium Metallic1
Interior Colors
		H1T - Jet Black	H1T - Jet Black	H0Y - Jet Black	H0Y - Jet Black

		H81 - Dark Ash Gray/ Light Ash Gray	H81 - Dark Ash Gray/ Light Ash Gray	H84 - Cocoa/ Light Ash Gray	H84 - Cocoa/ Light Ash Gray

Attachment 1A

GMC Yukon
2017MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	TC15706	TK15706
Equipment Group	4SA (SLT) - 2WD	4SA (SLT) - 4WD
Equipment Group	4SA (SLT)	4SA (SLT)
Volume % of Total	60%	40%
Standard Equipment
Engine	Engine Vortec 5.3L V8 Flex - LMG	Engine Vortec 5.3L V8 Flex - LMG
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Tri- Zone	Air Cond. Auto Tri- Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seat	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42
Wheels	Wheels, 18" aluminum - QF8	Wheels, 17" aluminum - N88
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket	Seat, Leather Bucket
Other	STD 3 Pass 3rd Row Seat - AS3	STD 3 Pass 3rd Row Seat - AS3
Other	StabiliTrak	StabiliTrak
Other	Power Adj Pedals	Power Adj Pedals
Other	Rear Park Assist	Rear Park Assist
Other	XM	XM
Other	OnStar	OnStar
Other	Bluetooth for phone	Bluetooth for phone

Attachment 1A

Required Additional Options
		PCJ - Sun, Entertainment and Destinations Package includes:	PCJ - Sun, Entertainment and Destinations Package includes:
		additional 9 months of SiriusXM Radio and NavTraffic service	additional 9 months of SiriusXM Radio and NavTraffic service
		(CF5) power sunroof	(CF5) power sunroof
		(IO6) Audio system with navigation	(IO6) Audio system with navigation
		(U42) rear seat entertainment system	(U42) rear seat entertainment system

Exterior Colors	%
41U - Onyx Black		GBA - Black	GBA - Onyx Black
89U - Crystal Red Tintcoat		G1E - LIMITED ADDICTION RED TINT	G1E - LIMITED ADDICTION RED TINT
98U - White Diamond Tricoat		GAZ - Summit White	GBN - White Diamond Tricoat
GAN - Quicksilver Metallic		GAN - Silver Ice Metallic	GAN - Quicksilver Metallic
		G1C - Pewter Metallic	G1C - Pewter Metallic

Interior Colors
193/196 - Ebony		H2K - Jet Black	H2K - Jet Black
333/336 - Light Tan		H2Y - Cocoa/Dune	H2Y - Cocoa/Dune
833/836 - Light Titanium

Attachment 1A

GMC Yukon XL
2017MY Repurchase Rental Minimum Equipment (VN9)
Model		Spec A	Spec B
Model Code		TC15706	TK15706
Equipment Group		4SA (SLT) - 2WD	4SA (SLT) - 4WD
Volume % of Total		60%	40%
Required Additional Options
		PCJ - Sun, Entertainment and Destinations Package includes:	PCJ - Sun, Entertainment and Destinations Package includes:
		additional 9 months of SiriusXM Radio and NavTraffic service	additional 9 months of SiriusXM Radio and NavTraffic service
		(CF5) power sunroof	(CF5) power sunroof
		(IO6) Audio system with navigation	(IO6) Audio system with navigation
		(U42) rear seat entertainment system	(U42) rear seat entertainment system

Exterior Colors	%
		GBA - Black	GBA - Black
		G1E - Crimson Red Tintcoat	G1E - Crimson Red Tintcoat
		GAZ - Summit White	GAZ - Summit White
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		G1C - Pewter Metallic	G1C - Pewter Metallic

0

Attachment 1A

Interior Colors
193/196 - Ebony	H2K - Jet Black	H2K - Jet Black
333/336 - Light Tan	H2Y - Cocoa/Dune	H2Y - Cocoa/Dune
833/836 - Light Titanium

General Motors Fleet
Remarketing

GENERAL MOTORS CORPORATION

Design, Build, and Sell the World’s Best Vehicles!

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

Table of Contents

	REMARKETING CONTACT INFORMATION	3
SECTION 1	GENERAL CONDITION STANDARDS	4
	Vehicle Return Requirements	4
	Title, Registration, Tax and VIN Plate	6
	Vehicle Damage and Disclosure Requirements	8
	Damage Allowance, Existing Damage and Previous Repairs	10
SECTION 2	NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE	12
1.	Glossary of Terms	12
2.	Sheet Metal and Paint	13
3.	Convertible Tops	17
4.	Front and Rear Bumpers	18
5.	Tires	21
6.	Wheels	22
7.	Interior Soft Trim and Carpets	25
8.	Vehicle Glass	26
SECTION 3	ORIGINAL AND AFTERMARKET EQUIPMENT AND ACCESSORIES	28
SECTION 4	MISSING EQUIPMENT PROGRAM (MET)	29
SECTION 5	VEHICLE INTEGRITY	30
SECTION 6	LITIGATION LIABILITY	32
SECTION 7	GENERAL TURN-IN PROCEDURES	33
1.	Forecast	33
2.	Delivery	34
3	Inspection at Turn-in	35
4	Vehicle Reports and Reviews	36
5.	Acceptance/Stop Depreciation	37
6.	Rejects	38
7.	Miscellaneous	39
EXHIBIT A	VEHICLE CATEGORIES/PRIOR REPAIR LIMITS	41
EXHIBIT B	APPROVED TURN-BACK LOCATIONS	42
EXHIBIT C	MET TABLE	47

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

General Motors Corporation

Remarketing Contact Information

Contact	Office Number	Cell Number	e-Mail Address
Dan A. Kennedy Manager, GM Remarketing	313 665-1432	313 319-1946	dan.kennedy@gm.com
John A. Pruse Manager, GM Remarketing	313 665-1438	313 378-5335	john.pruse@gm.com
Sandy Grinsell, Remarketing Account Mgr., All Rental Accounts	313 667-6437	313-348-1973	sandy.grinsell@gm.com
Audre’ Walls Remarketing Account Mgr., Vehicle Acceptance, Inspections, Guidelines, and Turn-back Locations	313 667-6444	313 378-4366	audre.walls@gm.com

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

SECTION 1 - GENERAL CONDITION STANDARDS

1)	Vehicle Return Requirements

a)
Vehicles must be maintained as described in the Vehicle Owner’s Manual. All body and mechanical repairs must utilize original equipment General Motors parts. Failure to comply may result in permanent rejection of the vehicle.

i)	The repair/replacement of an engine or transmission that is due to non-compliance of vehicle maintenance will render the vehicle “Permanently Ineligible”.

b)
Each vehicle shall be in sound mechanical and electrical operating condition. All lights and lamps must be operational. Any visible warning lights, i.e., check engine, change oil, SIR, TPS, etc., on the instrument panel must be corrected prior to turn-in or the vehicle will be “Currently Ineligible”.

c)	A vehicle must comply with all aspects of the applicable program parameters or it is not eligible for return.

d)
Vehicle(s) must be returned washed and vacuumed. General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.

i)
A dirty interior MET charge of $35 will be assessed when the interior of the vehicle is littered with trash. Excessive or offensive trash in the vehicle, such as cups, bottles, newspapers, food, bags, roadmaps, etc., that would hinder interior inspection would generate the dirty interior MET charge.

ii)
Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing. When the vehicle is returned and inspected, a $75 re-inspection fee will be charged unless special arrangements have been made.

e)	Vehicles must have a minimum of ¼ tank of fuel with the exception of Hawaii vehicles, which cannot exceed ¼ tank of fuel. Vehicles with

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016 less than ¼ tank of fuel but more than 1/8 will be assessed a MET charge of $15. Vehicles below 1/8 tank of fuel will be deemed “Currently Ineligible” and released to the rental account for low fuel. When the vehicle is returned, a $75 re-inspection fee will be charged.

f)
Emissions labels must be in place and legible on all vehicles returned to General Motors. Vehicles without an emission label are considered “Currently Ineligible” and will be gate released to the rental account. A $75 re-inspection fee will be charged when the vehicle is corrected and returned.

g)	Vehicles must have two (2) sets of keys, programmed keyless remotes, owner manuals, floor mats, and all other remotes and headphones, included as original equipment.

h)
Vehicles must display actual mileage. General Motors approved procedures must be followed when repairing or replacing instrument clusters/odometers. Consult a General Motors dealer for proper replacement.

i)
All warranty and campaign claims should be completed prior to returning the vehicle to General Motors. Failure to complete warranty and/or campaign claims may render the vehicle “Currently Ineligible”. Parts availability concerns for warranty and campaign repairs will be addressed on a case by case basis. A $75 re-inspection fee will be charged when the vehicle is returned. Repair of existing body damage is not required for vehicles released for warranty, mechanical or campaign repairs.

j)
Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with an approved OEM replacement and must meet General Motors standards prior to turn-in.

k)
Vehicles with prior theft reports with agencies such as Carfax, Autocheck, etc., must have the reports cleared prior to returning the vehicle. If discovered after acceptance, vehicle may be rejected from the auction, if resolution is not timely.

2)	Title, Registration, Tax, and VIN Plate

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

a)	A vehicle submitted with a Certificate of Origin (C.O.V.) or a branded title is not eligible for return.

b)
All vehicles must have a valid and current registration, at the time of acceptance. State and local taxes must be paid prior to turn-back. The Daily Rental Company must comply with state regulations pertaining to proof of payment for state and local taxes.

c)
Titles for all turn-in vehicles must be received by a General Motors approved Title Center within three (3) business days of vehicle turn-in. The vehicle turn-in date is considered the first day. Currently, the only General Motors approved title center is the SGS Title Center.

SGS Title Center
9805-L Northcross Center Court
Huntersville, NC 28078
Phone: 704 997-1082
FAX: 704 997-1090

d)	All title shipments to the title center must contain a packing list and include the following information:
Company Name and Address
Contact Name and Phone Number
E-mail Address and Fax Number
Full VIN for each title in the package

When sending more than ten titles, e-mail an Excel spreadsheet listing the VIN number of each title enclosed to: Christina.Campbell@SGS.com. From that list, the title center will “pre-receive” the titles electronically, verify the titles upon actual receipt, provide documented confirmation, and advise of any discrepancies.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

e)
The Daily Rental Company must remove each vehicle at an auction or turn-in site, if the title for such vehicle is not received within 30 days of the turn-in date. The vehicle will be “Currently Ineligible” and will be assessed a re-inspection fee, if it is returned.

f)	The plate containing the Vehicle Identification Number (VIN):

i)	Must be completely readable and properly attached to the dash panel. Any obstruction causing a portion of the plate to be covered is not acceptable.

ii)	Cannot be damaged in any manner and must be flush and secure with rivets intact.

iii)	Must meet these criteria otherwise the vehicle will be “Permanently Ineligible” and returned to the rental account.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

3)	Vehicle Damage and Disclosure Requirements

a)
The General Motors Disclosure Policy mandates that all prior damage and repairs are electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a General Motors dealer.

i)
Completion of the electronic disclosure requires a User ID and password to access the Remarketing Inventory Management System (RIMS). Contact the Remarketing Account Manager assigned to your account shown on page three. The User ID, password, web address and instructions will be sent via e-mail within 24 hours of request.

ii)	The electronic disclosure box must be checked (Yes or No) confirming or denying previous damage. Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

iii)
Collision damage must be disclosed and supported by repair orders. Repair orders must accurately reflect all work performed and include all associated repair costs. The inspection provider, on General Motors behalf, will request a repair order when:

(1)	Previous repaired damage noted during the inspection does not agree with the disclosure

(2)
The dollar amount disclosed appears too high or low based on the visual inspection. There is no arbitrary rule or guideline, such as any damage over $XXX amount or damage to X number of body panels, used as a basis for requesting a repair order.

(3)	The disclosed damage areas and the disclosed repair amount appear significantly out of line.

(4)
Upon request, repair orders must be received by the inspection provider within two business days of the request to maintain the original turn-in date. Repair orders that are not received by the inspection provider within seven business days will cause the vehicle to be “Currently Ineligible” and gate released from the yard until the repair order is available. A $75 re-inspection fee

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016 will be charged, if the vehicle is returned and the repair order provided.

4)	Damage Allowance, Existing Damage and Previous Repairs

a)	General Motors will absorb the cost of repairs on vehicles returned with $450 or less existing damage.

i)	General Motors will charge the Daily Rental Company for current damage in excess of the $450 damage allowance plus a service fee.

ii)	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (refer to Section 4 for MET).

iii)	The service fee will be applied as follows:

Amount in Excess of $450	Service Fee
$0 to $99.99	Equal to amount over $450
$100 to $1,099.99	$100
$1,100 to $1,549.99	$200

b)	Vehicles with existing damage exceeding $2,000 are “Currently Ineligible” for return.

c)
Prior repairs cannot exceed $2,500 for Category 1 vehicles, $3,000 for Category 2 vehicles, $3,500 for Category 3 vehicles, and $4,500 for Category 4 vehicles. These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, SIR system components, “Loss of Use”, sales tax and towing charges. Vehicles exceeding these maximums are not eligible for turn-in. See Exhibit A – Vehicle Categories/Prior Repair Limits.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

d)
Vehicles with “Poor Prior Repairs” of $700 or less will be accepted. The estimated poor prior repair cost will be charged to the Daily Rental Company under the MET program. Vehicles with poor prior repairs exceeding $700 will be considered “Currently Ineligible” and released to the Daily Rental Company.

e)
Vehicles identified as “Currently Ineligible” due to mechanical, warranty/campaign, unacceptable glass, or un-matched tires, etc., will be gate released for repairs to these conditions only, and can be returned for acceptance consideration.

f)
When returned, if the vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, including poor prior repairs, the entire vehicle must be repaired to no more than $100 in chargeable damage. A $75 re-inspection fee will apply.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

SECTION 2 - NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE
Listed below is the nomenclature commonly used to describe types of damage on inspection reports.
1) Glossary of Terms “General Description”

a)	Abrasion – A lightly scratched or worn area of the finish either paint, clear coat, or chrome that does not penetrate to the base material of the part or panel.

b)	Chip – Confined area where paint has been removed from the surface usually not larger than 1/4 inch for purposes of these return guidelines.

c)	Dent – a depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

d)	Ding – A small dent, an inch or less in diameter, with or without paint damage.

e)	Gouge – An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

f)	Scratch – A cut in the surface of any material that may or may not penetrate the finish.

g)	Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

2) Sheet Metal and Paint
The following are acceptable return conditions and applicable charges.

a)	Maximum of two dents per panel that are individually no larger than one inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.

b)	Scratches in the clear coat that do not penetrate the color coat and do not catch a finger nail are non-chargeable.

c)	Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.

d)	An appearance fee and PDR may be used on the same panel.

e)
One dent that qualifies for PDR that contains one chip inside the dent would be charged $50 for the PDR and a $20 appearance fee for the chip, totaling $70. The chip must be no larger than one-quarter (1/4) inch in diameter and cannot exhibit any spider cracks around the chip.

f)	Chipped and scratched panels:

i)	All panels except hoods:

(1)	One to three chips individually no larger than one-quarter (1/4) inch in diameter are non-chargeable.

(2)	Four to six chips per panel will be charged a $20 appearance fee.

(3)	Over six chips per panel will require a minimum of a panel refinish.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

ii)	Hood panels:

(1)
The chart below shows acceptable return conditions and applicable charges for hood damage. Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

HOOD – LEADING EDGE, FIRST 5”	HOOD – ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches	$40 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood panel refinish

g)	Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.

i)	A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.

ii)	A clean break is defined as a body side molding, cladding, etc., that runs from one end of the panel to the other with no gaps at either end.

iii)	Body lines are not a clean break and partial panel repair does not apply.

h)
The floor of a pick-up truck box is considered one panel. Two dents in the truck box no larger than one inch that do not break the paint are non-chargeable. One dent to the wheelhouse no larger than one inch that does not break the paint is non-chargeable. PDR cannot be used on the floor or wheelhouse of a pick-up truck.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

i)
Paintless Dent Repair - General Motors’ inspection providers will utilize the Dent Wizard Paintless Dent Removal Guide to determine panel accessibility by vehicle. Below are PDR conditions, limitations, and applicable charges:

i)	Conditions

(1)	Rounded dents up to four inches in diameter

(2)	Minor creases, shallow palm prints and protrusions are allowed

(3)	Dents across body feature lines are allowed

(4)	PDR may be used to repair existing qualifying damage to a previously repaired panel that meets GM and industry repair standards

ii)	Limitations

(1)	No PDR on poor previous repairs.

(2)	No PDR utilizing hole drilling.

(3)	No PDR where the paint is broken unless chip/PDR applies.

(4)	No PDR to sharp creases or creases over six inches.

iii)	Applicable Charges

(1)	Up to seven dings per panel will be charged $50 per panel.

(2)	Eight to 12 dings per panel will be charged $75 per panel.

(3)	Thirteen to 15 dings per panel will be charged $100 per panel.

(4)	One single dent up to six inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid will be charged $100.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

Hail Damage Guideline

Acceptable Units:

1)	Vehicles with less than $2,000 in repaired or unrepaired hail damage *.

2)	Hail damage must be repaired using PDR as defined by the Dent Wizard PDR Guide.

Ineligible Vehicles:

3)	Vehicles with over $2,000 in repaired or unrepaired hail damage

4)	Vehicles showing evidence of Paintless Dent Repair that used hole-drilling techniques
* Vehicles with repaired or unrepaired hail damage of less than $2,000 must provide a repair order or estimate detailing the damage and repair cost. The only approved PDR providers for these repair orders / estimates are either Dent Wizard or Dent Demon. If Dent Wizard or Dent Demon are not available contact your General Motors Remarketing Representative for approval of the selected PDR provider.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

3) Convertible Tops
The following are acceptable return conditions with regard to convertible tops:

a)	Stains that can be removed by normal reconditioning

b)	Abrasions that are not visually offensive

c)	Top structure must be operational and not damaged

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

4) Front and Rear Bumpers

a)
Bumpers will be inspected from a standing position. The chart below shows acceptable return conditions and applicable charges for painted and textured bumpers. Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

FRONT OR REAR BUMPER FASCIA	CHARGES
Maximum of two dents, no larger than one inch that do not break the paint	Non-chargeable
Maximum of two scratches per bumper no longer than 2” and no wider than ¼” or one scratch no longer than 4” and no wider than ¼”	Non-chargeable
Minor indentations in the rear bumper cover directly below the trunk opening, with minimal paint damage	Non-chargeable
BUMPER COVERS WITH NO OTHER DAMAGE
Maximum of 6 chips / scratches	Non-chargeable
7 – 15 chips / scratches	$20 Appearance fee
Greater than 15 chips / scratches	Minimum partial bumper repair

b)	Partial bumper repairs to painted or textured surfaces are charged based upon the following criteria:

i)
A partial bumper repair can be performed on a rolling third or 33% of the bumper. The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper’s length.

ii)	Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns.

iii)
The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. For example, when there is damage to the center of the bumper and a minor chip on the left end of the bumper, the partial bumper repair charge and appearance fee would apply eliminating the need for a full refinish.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

iv)	A cracked or punctured bumper fascia will be charged a minimum partial bumper repair fee of $125 for painted bumpers and $175 for textured bumpers using the criteria below:

(1)	Crack must be less than four inches in total. Puncture must not exceed the diameter of a U.S. quarter.

(2)	A maximum of two dents, individually not exceeding two inches in diameter and confined to 1/3 of the bumper area.

v)	Bumpers that are both painted and textured or two toned will be treated as separate bumpers and charged for each panel using the guidelines above.

c)
Mis-aligned front and/or rear bumper fascia from low impact collision is acceptable for $50 per bumper re-attachment fee. This charge covers the cost of re-attaching fasteners, aligning the bumper, and applies when no other damage is present. This charge cannot be used for poor previous bumper repair.

d)
Damage on the underside of the bumper observed during the undercarriage inspection, other than breakage, will not be chargeable. Cracked or broken bumpers, regardless of location will remain a chargeable repair or replacement.

e)	License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum $125 partial bumper repair.

f)	Metal Bumpers- Painted or Chrome

i)
A maximum of two scratches or chips per bumper that are no longer than two inches and no wider than 1/4 inch or one scratch no longer than four inches and no wider than 1/4 inch that penetrates the color coat but would not require filler, are acceptable at no charge.

ii)	A maximum of two dents that are individually no larger than one inch in diameter and do not damage the paint or chrome will be charged $100

iii)	Damage exceeding the above criteria or bumpers will chrome plating missing will result in a bumper replacement charge.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

5) Tires
The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

a)	All tires must have 4/32 inch or better original tread across all primary tread grooves without any exposed belts. All tires must match by size, brand, tire line and load and speed rating.

b)
Only GM approved replacement tires are acceptable. GM Approved 2016 Replacement Tire Table is sent as a separate document. If the replacement tire cannot be located, a replacement from an approved manufacturer may be used, however, all tires must match by size, brand, tire line and load and speed rating.

c)	Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable. All other plugs and/or patches are unacceptable.

d)
The space saver spare tire used on most General Motors’ vehicles does not utilize the same criteria as the road tires. The space saver spare must be in the vehicle, inflated, and undamaged. The minimum 4/32 inch tread depth requirement does not apply.

e)
General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for an unacceptable repaired tire, with no right to review. Any flat, un-matched or incorrect tires will not be considered for the MET Tire Program.

f)	General Motors will allow for the replacement of two unmatched tires under the M.E.T. program.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

6) Wheels
The following are acceptable conditions for aluminum/alloy wheels, stamped and steel wheels with appropriate charges:

a)	Non-chargeable conditions

i)	The face of the wheel may have light scratches or scuffs to the surface not penetrating through to the base material.

ii)
Light scratches or scuffs within one inch of the outside edge of the wheel are acceptable provided they do not, in total, exceed one-third of the circumference of the wheel and can be removed with light sanding.

b)	Chargeable conditions

i)	Scratches, scuffs or gouges that remove material or distort the surface of the wheel may be repaired for $100.

c)	Wheel Replacement

i)	Damage to the base material that exceeds conditions identified above and are not repairable will be charged for a replacement using the Mitchell Manual.

ii)	Bent, cracked, or dented wheels are not repairable and must be charged for a replacement.

d)	Chrome Clad Wheels

i)
A flat rate MET charge of $75 per wheel for chrome clad wheels that exhibit damage in excess of the non-chargeable conditions defined in the guidelines, where the damage is up to 50% on the wheel surface/ outer rim.

If the existing damage area is greater than 50% of the wheel surface /outer rim, the wheel replacement cost will be charged. This includes bent, cracked or dented wheels, deemed non-repairable as is the current guideline.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

Minor scuffing non-chargeable

Non-chargeable wheel damage is defined as light scratches or scuffing that does not go through the paint or clear coat to the base material and may be removed with light sanding. This minor damage may cover up to 1/3 of the wheels circumference.

A $100 wheel repair will be charged for similar damage as shown in the two photos below. This form of damage is commonly referred to as “curb rash”. This amount will be charged against the $450 deductible.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

Missing material similar to or greater than this photo will require a wheel replacement charge priced from the current Mitchell Manual.

Bent, cracked or dented wheels are not repairable and must be charged for a replacement from the current Mitchell Manual.

Alloy Wheel Repair Specialists (AWRS) is the only current General Motors approved wheel repair service. They can be contacted at 800-518-3040.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

7) Interior Soft Trim and Carpets

a)	All stains which can be removed by normal reconditioning are non-chargeable.

b)	Maximum of one burn that is less than ¼ inch in diameter and does not penetrate the backing material is non-chargeable.

c)	Interior Soft Trim:

i)	Leather or vinyl - tears or cuts less than two inches $100; two to four inches $125.

ii)	Plain cloth, no pattern – tears or cuts less than two inches $70; two to four inches $90.

iii)	The above repairs cannot be utilized if the damage crosses a seam in the material.

iv)	Damage exceeding the above criteria will require a trim part replacement.

a)	Carpets

i)	Carpet stains that require bleaching and dying will be charged $65 per section, i.e., right front, left front, etc.

ii)	Carpet tear or puncture less than ¾ inch in diameter $50.

iii)	Carpet tear or puncture ¾ inch to two inches in diameter $125.

iv)	Damage exceeding the above criteria will require carpet replacement.

v)	Carpet retainers and sill plates must be in place. Minor surface scuffs and scratches are acceptable.
8) Vehicle Glass

a)	Side, Rear, and Stationary Glass

i)	Minor pinpoint chips or vertical scratches in the side door glass is acceptable and will be noted as non-chargeable.

ii)	Minor pinpoint chips to any stationary or rear glass is acceptable and will be noted as non-chargeable.

iii)	Any damage in excess of the above will render the vehicle “Currently Ineligible” and the vehicle will be gate-released to the rental account for correction.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

iv)	Side, rear, or stationery glass is not eligible for replacement under the MET Program.

b)	Windshields

i)	Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.

ii)	Four chips, without legs, from 1/8 inch to 3/16 inch are non-chargeable providing no more than two chips reside in the driver’s side wiper area.

iii)	Chips without legs 1/8 inch or less located within one inch inbound from the frit band (windshield outer perimeter darkened area) are non-chargeable.

iv)	General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (See table below for GM Windshield Glass Manufacturers).

v)	Damaged windshields may be replaced under the MET program.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

GM WINDSHIELD GLASS MANUFACTURERS

Manufacturers	Brand	Brand	Brand	Brand	Brand
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

SECTION 3 - ORIGINAL EQUIPMENT, AFTERMARKET EQUIPMENT AND ACCESSORIES

1)
All original equipment and accessories noted on the factory invoice must be on the vehicle. All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, rear van seats, jack and wheel wrench) are to be replaced prior to return with original GM equipment. All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

2)
Any after-market parts or accessories such as navigational systems, pick-up truck bed liners, running boards, etc., installed by the rental account or their agent must have GM Remarketing approval prior to installation. Drilling, electrical modifications, etc., without prior approval will render the vehicle “Permanently Ineligible”. Pick-up truck bed liners, running boards, etc., must be left on the vehicle at turn back.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

SECTION 4 - MISSING EQUIPMENT PROGRAM (MET)

1)
The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to replacing the parts or accessories. Missing MET items will be deducted from the repurchase payment to the Daily Rental Company. Missing MET items will not be included as part of the $450 chargeable damage allowance (Refer to General Condition Standards – Section 4).

2)
A MET charge will be assessed for vehicles turned in with one or more missing floor mats, on vehicles so equipped. The Rental Account will be charged for a front or rear set of floor mats if one is missing. Floor mats are required per the Minimum Equipment Requirements.

3)
Keyless remotes, key fobs, and combo keys must be operational. A $30 re-programming fee will be charged for key fobs that do not operate the vehicle. The re-programming fee is included in the MET charge for missing key fobs and combo keys.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

SECTION 5 - VEHICLE INTEGRITY

1)
Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for permanently rejecting the vehicle. Any undercarriage damage resulting from improper tie-down of the vehicle will result in permanent rejection. Damage or repairs to roof bows will result in permanent rejection. Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

a)	Floor Panel and Trunk Floor

b)	Mid-rail Assembly – no bulging or deformity of side rails; enlarged (not torn) stamped holes and surface scratches less than 12 inches are acceptable

c)	Outer Rocker Panels and Pinch Welds

d)	Frame Rails and Rail Extensions

e)	Sub-Frame Assemblies (Engine Cradles

f)	Torque Box Cover – non-collision related

2)
Total time for frame set-up and measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repair is acceptable on the following components, provided there is no structural damage and the repairs meet GM standards:

a)	Frame rail and rail extensions

b)	Apron and upper reinforcements

c)	Cowl panel

d)	Hinge and Windshield “A” pillar

e)	Center “B” pillar

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

3)	Pulling or sectioning frame rails, door frames, and pillars are not acceptable. Repairs that utilize body filler or Bondo will, in most cases, cause the vehicle to be permanently rejected.

4)	Repaired damage or replacement of the following components is acceptable:

a)	Radiator core support

b)	Frame rail extensions

c)	Engine sub-frame (replacements only)

d)	Outer rocker panel

e)	Rear body panel

f)	Quarter panel (proper sectioning is acceptable)

g)	Roof (repair only, no repair to roof rails)

5)	Vehicles with misaligned doors are considered "Currently Ineligible" due to the difficulty in determining the cause of the misalignment.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

SECTION 6 - LITIGATION LIABILITY

1)
At General Motors’ discretion, the Daily Rental Company may be named in any litigation brought against General Motors as a result of the rental company’s failure to disclose damages or use of non-GM OEM parts. If a Daily Rental Company attempts to return vehicles with non-disclosed damage or purposely conceals prior repairs, it will result in loss of turn-back privileges.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

SECTION 7 - GENERAL TURN-IN PROCEDURES

1)	Forecast

a)	Daily Rental Company must notify GM in writing at least 30 days prior to vehicle turn-in, of the turn-in location and the return volumes.

b)	Daily Rental Company must provide the turn-in location with a two week forecast of daily return volumes every week.

c)	GM on occasion may limit daily return volumes based upon yard capacities.

d)
Forecast should be sent via e-mail to the respective General Motors account representative. Contact information including E-mail addresses can be found on page three. Failure to provide forecast, may result in delayed acceptance of vehicles.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

2)	Delivery

a)
Vehicles returned for repurchase shall be delivered to a General Motors approved turn-in location and parked in the designated return area at no expense to General Motors. A list of GM approved locations is attached and is subject to change at General Motors’ discretion (Exhibit B). Normal operating hours for delivery is 8 am to 5 pm, Monday through Friday. The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in including:

i)	Inspect and prep vehicle according to GM Return Guidelines, i.e., clean, vacuum, repair or replace items, as needed

ii)	Miscellaneous M.E.T. items should be visible on the front seat

iii)	Mark vehicle as a rental repurchase unit

iv)	Provide electronic damage/repair disclosure

v)	Submit a clear title to an approved Title Center (prior to returning vehicle recommended)

vi)	Transport vehicle to nearest GM approved turn-back location

vii)	Upon arrival at turn-back location, obtain directions to the inspection area

viii)	Park vehicle and leave unlocked

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

3)	Inspection at Turn-In

a)
Vehicles will be inspected by an authorized representative of GM, using an electronic Condition Report. The initial vehicle inspection will be provided to the Daily Rental Company at General Motor’s expense.

b)
The Daily Rental Company will be charged $75 for each inspection or verification required after the initial inspection. The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

c)	Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

4)	Vehicle Reports and Reviews

a)
Vehicle Condition Reports, Missing Title Reports, Met/non-Met Reports, and Gate-Release reports are available daily through the General Motors Vehicle Inspection Website (VIW). Rental Accounts can access this data using an assigned I.D. and password that can be obtained by contacting the GM Rental Support Representative.

b)	Vehicle worksheets are printed and available at the turn-back location for rental accounts throughout the day or on the General Motors vehicle inspection website.

c)
Reviews are conducted throughout the day. Reviews must be completed prior to 3:00 pm the day following printing of the worksheet. If the review is not completed prior to 3:00 pm, the vehicle will be processed as shown on the original inspection.

d)
Vehicles with current damage under $450 and MET charges under $100 will be processed as written, with no right to review. Programming of key fobs is not included in the $100 total and is not a reviewable MET charge.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

5)	Acceptance / Stop Depreciation

a)	Depreciation stops and the vehicle will be accepted once it has passed inspection, a lien-free title has been provided, and all program requirements have been satisfied.

b)
A copy of the condition report or an electronic file will serve as the acceptance receipt for the Daily Rental Company. The date used to stop depreciation will be identified on the acceptance line of the condition report or the electronic file.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

6)	Rejects

a)
Rejected or ineligible vehicles must be removed from return locations within three business days of notification. Failure to remove these vehicles may delay the processing of any additional returns until the rejects have been resolved.

b)
Vehicles that are classified as permanent rejects by the inspection provider will be assessed a $100 service charge. General Motors Remarketing will provide a quarterly invoice which will include the VIN, turn back location, and turn-in date. Payment is expected within 14 days.

c)
It is General Motors’ practice to ship vehicles once they pass the inspection process, with or without acceptance. On rare occasions, the title arrives late and the vehicle exceeds the maximum allowable in-service time. When this occurs, these vehicles will be rejected and all charges incurred by the auction, including shipping cost, will be charged to the Daily Rental Account and must be paid prior to release of the vehicle.

d)
If disqualifying damage is noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation
Fleet – Remarketing
Renaissance Center
Tower 100, 19th Floor
MC 482-A19-B36
Detroit, MI 48265-1000

f)	Vehicles removed from the program are the responsibility of the Daily Rental Company. The Daily Rental Company must arrange vehicle pick-up at the location designated by General Motors.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

7)	Miscellaneous

a)	Rental Account request for return of vehicle:

i)	Prior to acceptance

(1)	Vehicle will be temporarily rejected by General Motors and the vehicle will be returned to the rental account. If the vehicle is returned at a later date, a $75 re-inspection fee will be charged.

(2)	Rental account will be charged a $100 administrative fee plus any additional cost incurred, i.e., shipping and auction charges.

ii)	After Acceptance

(1)
Payment can be stopped – The vehicle will be released to the rental account from its current location. A $250 administrative fee will be charged to the rental account in addition to any expenses incurred by GM including inspection cost, shipping, marshaling yard fee, and auction expenses.

(2)	Payment cannot be stopped or funds have already been disbursed – The vehicle will not be returned to the rental account.

b)	Mechanical and body shop labor rates used to calculate chargeable damage are shown below and are subject to change:

i)	$40.00 Paint and Metal Repair

ii)	$40.00 Part Replacement or Mechanical

c)	Auction and Marshaling Yard Property
Any abuse of personnel or property at a GM approved return facility by a Daily Rental Company representative will result in

i)	the immediate expulsion of said person from the property.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

Holidays and Closures

i)	All General Motors approved turn-in locations will be closed on the following dates:

(1)	January 1

(2)	May 30

(3)	July 4

(4)	September 5

(5)	November 24

(6)	November 25

(7)	December 26 – January 1, 2017

ii)	The last day for rental returns is December 21, 2016. Vehicle reviews must be completed by December 23, 2016.

iii)	General Motors reserves the right to amend this list of dates at its discretion.

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

GENERAL MOTORS
EXHIBIT A
VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,500	$3,000	$3,500	$4,500

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Cruze	Equinox	Impala	Corvette
Sonic	Malibu	Camaro	Suburban
Spark	Captiva	Express	Tahoe
	Trax	Colorado
Silverado
	GMC	Traverse
Terrain
		BUICK	CADILLAC
	BUICK	LaCrosse	(All Models)
	Encore	Regal
	Verano	Enclave	GMC
Yukon / XL

GMC
Savana
Canyon
Sierra
Acadia

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

GENERAL MOTORS
EXHIBIT B
APPROVED TURN-BACK LOCATIONS
ALABAMA
ADESA Birmingham AA
804 Sollie Dr., Moody, AL 35004-0817                      (205) 640-7761

ARIZONA
ADESA Phoenix AA
6740 W. GERMANN, CHANDLER, AZ 85226                 (520) 796-1428

CALIFORNIA
Milpitas Distribution Center
650 Hammond Way, Milpitas, CA 95035                     (925) 766-7280

Wilmington Distribution Center
500 East Water Street, Wilmington, CA 92410                 (310) 518-2617

COLORADO
Union Pacific Railroad
9900 Brighton Rd. North, Henderson, CO 80640             (303) 286-0345

CONNECTICUT
Southern AA
164 South Main St., East Windsor, CT 06088-0388             (860) 292-7550

FLORIDA
Orlando Distribution Center
1600 Pine Avenue, Orlando, FL 32824                     (407) 438-5505

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

Tampa Distribution Center
7001 Anderson Road, Tampa, FL 33614                     (810) 618-6297

Palm Center Distribution Center
15400 Corporate Road South, Jupiter, FL 33478             (561) 799-7177

GEORGIA
Manheim Georgia AA
6895 Campbellton Rd SW, Atlanta, GA 30331                 (404)304-0820

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS – CONT’D.

HAWAII
Honolulu Distribution Center
Pier 51 B Sand Island Road, Honolulu, HI 96819             (808) 848-8146

Maui Distribution Center
Pier 1 - 105 Ala Luna Street, Kahului, HI 96732                 (808) 848-8146

IDAHO
Brasher’s Idaho AA
7355 Eisenman Rd., Boise, ID 83716                     (208) 395-3111

ILLINOIS
Manheim Arena AA
550 South Bolingbrook Dr., Bolingbrook, IL 60440                  (630) 679-2111

ABC St. Louis AA
721 South 45th Street, Centreville, IL 62207                    (636) 332-1227 X227

INDIANA
ADESA Indianapolis AA
2950 East Main Street, Indianapolis, IN 46168                 (317) 838-5777

LOUISIANA
IAA Baton Rouge AA
15315 Highway 190, Covington, LA 70754                 (985) 867-3699

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

MARYLAND
Baltimore/Jessup
8459 Dorsey Run Road, Jessup, MD 20794                 (301) 604-7316

MASSACHUSETTS
ADESA Boston AA/Framingham
63 Western Avenue, Framingham, MA 01701                 (508) 620-2959

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT’D.

MICHIGAN
Manheim Flat Rock
29500 Gateway Drive, Flat Rock, MI  48134                 (734) 379-0918

MINNESOTA
ADESA Minneapolis AA
17600 Territorial Road, Maple Grove, MN 55369             (763) 420-2143

MISSISSIPPI
Manheim Mississippi AA
7510 US Highway 49, Hattiesburg, MS 39402                 (810) 695-9900

MISSOURI
ADESA Kansas City
1551 ADESA Drive, Belton, MO 64081                     (816) 318-9912
FOR ST. LOUIS PLEASE SEE ILLINOIS

NEBRASKA
Manheim Omaha Marshalling Yard
9201 S, 144th St., Omaha, NE 68138                     (402) 490-1679

NEVADA
Brasher’s Reno AA
6000 Echo Ave., Reno, NV 89506                     (775) 828-3427

Union Pacific Railroad
4740 East Tropical Parkway, Las Vegas, NV 89115             (702) 632-2863

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

NEW JERSEY
Port Newark Distribution Center
Lot B Craneway Street, Port Newark, NJ 07114                 (973) 274-1737

NEW MEXICO
BNSF Railway
102 Woodward, Suite B, Albuquerque, NM 87102             (505) 247-2087

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT’D.

NEW YORK
State Line AA
830 Talmadge Hill Road, Waverly, NY 14892                 (607) 565-3533

NORTH CAROLINA
Manheim Statesville
145 Auction Lane, Statesville, NC 28625                  (704) 219-3033

NORTH DAKOTA
ADESA Fargo
1650 East Main Ave., West Fargo, ND 58078             (701) 282-8203 x139

OHIO
Columbus Fair AA
2170 New World Dr., Columbus, OH 43207                 (614) 497-1710

OKLAHOMA
Dealers AA of Oklahoma City
2900 West Reno Ave., Oklahoma City, OK 37107             (405) 290-7192

OREGON
Manheim Portland
3000 N. Hayden Island Dr., Portland, OR 97217-8257             (503) 737-3124

PENNSYLVANIA
Pittsburgh Independent AA
378 Hunker Waltz Mill Road, New Stanton, PA 15672              (724) 910-1842

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

MANHEIM PENNSYLVANIA
1190 Lancaster Road, Manheim, PA, 17545                 (810) 252-2247)

SOUTH CAROLINA
Charleston AA
651 Precast Lane, Moncks, SC 29641                 (843) 761-0541 X139

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS - CONT’D.

TENNESSEE
ADESA Memphis AA
5400 Getwell Rd. at Holmes Rd., Memphis, TN 38118              (901) 365-8978

Manheim Nashville
8400 Eastgate Blvd., Mount Juliet, TN 37122                 (615) 818-6141

TEXAS
ADESA San Antonio AA
200 S. Callaghan Road, San Antonio, TX 78227             (210) 434-4999

Manheim’s Texas Hobby AA
800 Brisbane Street, Houston, TX, 77061                 (713) 640-8306

ADESA Dallas AA
3501 Lancaster-Hutchins Rd., Hutchins, TX 75141             (972) 284-4778

UTAH
Brasher’s Salt Lake AA
780 South 5600 West, Salt Lake City, UT 84104-5300             (801) 366-3836

WASHINGTON
Kent Distribution Center
27430 72nd Avenue South, WA 98032                      (206) 396-4143

WISCONSIN
Manheim Milwaukee
561 27th Street – Caledonia, WI, 53108                     (262) 824-2353

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

EXHIBIT C

MET DESCRIPTION	MET PRICE	COMMENTS

ANTENNA MAST	8	ROOF OR FENDER
CARGO NET - TRUNK	17
CARGO SHADE	108
CHARGING CABLE - VOLT	420
COMBINATION KEY / FOB	73
CONVERTIBLE BOOT – CAMARO	413
CONVERTIBLE BOOT BAG	55
CUP HOLDER	15
CUP HOLDER-MULTIPLE	30
DIRTY INTERIOR	35
DOME LAMP COVERS-MULTIPLE	10
DOME LIGHT COVER	5
DVD REMOTE CONTROL	48
DVD WIRELESS HEADPHONE 1 SET	125
DVD WIRELESS HEADPHONE 2 SETS	250
ELECTRONIC ENGINE KEY	35
EMERGENCY HIGHWAY PKG	144
FLOOR MAT - CARGO - SUV - VAN	50
FLOOR MAT - FRONT - VAN	22
FLOOR MATS - FRONT - CAR	34
FLOOR MATS - FRONT - SUV	40
FLOOR MATS - REAR - CAR	24
FLOOR MATS - REAR - SUV	45
FLOOR MATS - REAR - VAN	30
FOOT PEDAL PAD	5
FOOT PEDAL PAD-MULTIPLE	10

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

MET DESCRIPTION	MET PRICE	COMMENTS
GM LOGO SMALL ALL	8
HANGER HOOK	5
HAWAII - SHIP BACK SURCHARGE	450
HAWAII OUTER ISLAND SHIPPING	75
KEYLESS REMOTE (1) INCLUDES PR	97
KEYLESS REMOTE (2) INCLUDES PR	187
KEYLESS REMOTE PROGRAM 1 OR 2	30	INCLUDES COMBO KEY
MET VERIFICATION #1	75
MET VERIFICATION #2	75
MISC. MET #4	40
MISC. MET #5	50
MISCELLANEOUS M.E.T. # 1	10
MISCELLANEOUS M.E.T. # 2	20
MISCELLANEOUS M.E.T. # 3	30
MLDG DR RVL 1 CAR	60
MLDG DR RVL 2 CAR	60
MLDG ROCKER 1 CAR	120
MLDG ROCKER 1 TRK	131
MLDG ROCKER 2 CAR	120
MLDG ROCKER 2 TRK	131
MLDG ROOF SEAM L CAR	31
MLDG ROOF SEAM R CAR	31
MLDG SIDE F DR CAR	78
MLDG SIDE F DR TRK	59
MLDG SIDE FDR TRK	23
MLDG SIDE RR DR CAR	67
MLDG SIDE RR DR TRK	54
NAME PLATE RR TRK	29
NAVIGATION CD/DVD	260
NAVIGATION COMPACT FLASH CARD	199

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

MET DESCRIPTION	MET PRICE	COMMENTS
ON SITE REPAIR (05/15/00)	75
ORGANIZER PACKAGE - CARGO	120
OWNER'S MANUAL ALL	25
PLASTIC LUG NUT COVER	13
REPAIR VERIFICATION #1	75
REPAIR VERIFICATION #2	75
RF ALLOY WHEEL APPEARANCE FEE	50
RR ALLOY WHEEL APPEARANCE FEE	50
SPARE TIRE COVER - CAR - TRUNK	45
TIRE 14" ALL - #1	120
TIRE 14" ALL - #2	120
TIRE 14" ALL - #3	120
TIRE 14" ALL - #4	120
TIRE 15" ALL - #1	130
TIRE 15" ALL - #2	130
TIRE 15" ALL - #3	130
TIRE 15" ALL - #4	130
TIRE 16" ALL EXCEPT CAR - #1	210
TIRE 16" ALL EXCEPT CAR - #2	210
TIRE 16" ALL EXCEPT CAR - #3	210
TIRE 16" ALL EXCEPT CAR - #4	210
TIRE 16" CAR - #1	160
TIRE 16" CAR.- #2	160
TIRE 16" CAR.- #3	160
TIRE 16" CAR.- #4	160
TIRE 16" LEFT INSIDE DUAL - TRK	210
TIRE 16" RIGHT INSIDE DUAL - TRK	210
TIRE 17" ALL #1	240
TIRE 17" ALL #2	240
TIRE 17" ALL #3	240

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

MET DESCRIPTION	MET PRICE	COMMENTS
TIRE 17" ALL #4	240
TIRE 17" LEFT INSIDE DUAL - TRK	240
TIRE 17" RIGHT INSIDE DUAL - TRK	240
TIRE 18" ALL #1	250
TIRE 18" ALL #2	250
TIRE 18" ALL #3	250
TIRE 18" ALL #4	250
TIRE 19" ALL NON-PERFORMANCE #1	159
TIRE 19" ALL NON-PERFORMANCE #2	159
TIRE 19" ALL NON-PERFORMANCE #3	159
TIRE 19" ALL NON-PERFORMANCE #4	159
TIRE 19" PERFORMANCE #1	516
TIRE 19" PERFORMANCE #2	516
TIRE 19" PERFORMANCE #3	516
TIRE 19" PERFORMANCE #4	516
TIRE 20" ALL NON-PERFORMANCE #1	310
TIRE 20" ALL NON-PERFORMANCE #2	310
TIRE 20" ALL NON-PERFORMANCE #3	310
TIRE 20" ALL NON-PERFORMANCE #4	310
TIRE 20" PERFORMANCE #1	473
TIRE 20" PERFORMANCE #2	473
TIRE 20" PERFORMANCE #3	473
TIRE 20" PERFORMANCE #4	473
TIRE 21" PERFORMANCE #1	545
TIRE 21" PERFORMANCE #2	545
TIRE 21" PERFORMANCE #3	545
TIRE 21" PERFORMANCE #4	545
TIRE 22" #1	268
TIRE 22" #2	268
TIRE 22" #3	268

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1B
GENERAL MOTORS 2016 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 22, 2016

MET DESCRIPTION	MET PRICE	COMMENTS
TIRE 22" #4	268
TIRE INFLATION COMPRESSOR	119
TIRE SEALANT CANISTER	31
WHEEL, CHROME CLAD DAMAGE	75
WHEEL COVER 1 CAR	55
WHEEL COVER 1 TRUCK	39
WHEEL COVER 2 CAR	55
WHEEL COVER 2 TRUCK	39
WHEEL COVER 3 CAR	55
WHEEL COVER 3 TRUCK	39
WHEEL COVER 4 CAR	55
WHEEL COVER 4 TRUCK	39
WHEEL CTR CAP 1 CAR	26
WHEEL CTR CAP 1 TRK	21
WHEEL CTR CAP 2 CAR	26
WHEEL CTR CAP 2 TRK	21
WHEEL CTR CAP 3 CAR	26
WHEEL CTR CAP 3 TRK	21
WHEEL CTR CAP 4 CAR	26
WHEEL CTR CAP 4 TRK	21
WINDSHIELD GLASS	240
WINDSHIELD WASHER FLUID	10

GM Remarketing
2016 Daily Rental Return Guidelines
Effective: February 22, 2016

Attachment 1C

	Tier 1	Tier 2	Tier 3	Tier 4				ADDITIONAL PARAMETERS
	Cruze	Camaro	Cascada	Acadia				REQUIRED OPTIONS:
	Malibu	Camaro Cnvrt	Corvette	ATS				VN9 + CUSTOMER CODE
	Regal	Canyon	CTS	Enclave
	Sonic	Captiva	CT6	Escalade
	Spark	City Express	Envision	SRX
	Verano	Colorado	LaCrosse	Suburban
		Encore		Tahoe				REQUIRED HOLD PERIOD:
		Equinox		Traverse				MINIMUM HOLD:	0 MONTHS (0 DAYS)
		Express		XTS				MAXIMUM HOLD:	24 MONTHS (730 DAYS)
		Impala		Yukon				All 2017 MY VN9 units must be accepted before 7/31/2018
		Impala Limited		Yukon XL
SS Sedan
Savana
		Sierra						DAMAGE ALLOWANCE:
		Silverado						$450 DEDUCTIBLE
		Terrain						Refer to 2016 CY Turn-In Standards and
Trax
Month Of	Purchase Percentages					Excess		Procedures (Attachment 1B) for more information
Vehicle					Free	Mileage	Damage
Acceptance:	Tier 1%	Tier 2%	Tier 3%	Tier 4%	Miles	Penalty	Allowance
MILEAGE ALLOWANCE:
July 2016	87.5	87.5	88.5	91.5	20,000	$0.25	$450	Refer to chart for free miles and penalties
Aug	87.5	87.5	88.5	91.5	20,000	$0.25	$450	No Maximum Mileage Limitations
Sep	87.5	87.5	88.5	91.5	20,000	$0.25	$450	Effective date of mileage change is the first day of the month
Oct	87.5	87.5	88.5	91.5	22,500	$0.25	$450
Nov	86.5	87.5	87.5	90.5	22,500	$0.25	$450
Dec	85.5	87.5	87.5	90.5	22,500	$0.25	$450	IN SERVICE DATE = EXPIRATION IN TRANSIT (as shown on invoice) + 5 DAYS

Jan 2017	85.0	87.0	87.5	90.5	25,000	$0.25	$450

Attachment 1C

Feb	84.5	86.5	87.5	90.0	25,000	$0.25	$450	DEPRECIATION CALCULATIONS:
Mar	84.0	86.0	87.5	89.5	25,000	$0.25	$450
Apr	83.5	85.5	87.0	89.0	27,500	$0.25	$450
1. Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.
2. Depreciation from the capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups. The return purchase amount shall be calculated as a percent of the capitalized cost including freight.
3. The return purchase percentage varies daily and is determined by the day the vehicle is returned and accepted by General Motors in accordance with GM 2016 CY Turn-In Standards and Procedures (Attachment 1B).
4. The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.
5. Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

May	82.5	84.5	86.5	88.5	27,500	$0.25	$450
June	82.0	84.0	86.0	88.0	29,250	$0.25	$450

July	81.0	83.0	85.0	87.5	29,250	$0.30	$450
Aug	80.0	81.0	84.0	86.5	29,250	$0.30	$450
Sep	79.0	80.0	83.0	84.0	29,250	$0.30	$450
Oct	77.0	77.0	81.0	83.0	29,250	$0.30	$450
Nov	76.0	77.0	78.0	82.0	29,250	$0.30	$450
Dec	75.0	77.0	77.0	81.0	29,250	$0.30	$450

Jan 2018	74.0	76.0	76.0	80.0	31,000	$0.30	$450
Feb	73.0	75.0	76.0	80.0	31,000	$0.30	$450
Mar	72.0	74.0	75.0	79.0	31,000	$0.30	$450
Apr	71.0	73.0	74.0	78.0	33,000	$0.30	$450
May	70.0	72.0	73.0	77.0	33,000	$0.30	$450
June	69.0	71.0	72.0	76.0	33,000	$0.30	$450

July	67.0	69.0	70.0	74.0	35,000	$0.40	$450
Aug	66.0	68.0	69.0	73.0	35,000	$0.40	$450
Sep	65.0	67.0	68.0	72.0	35,000	$0.40	$450
Oct	65.0	67.0	67.0	71.0	37,500	$0.40	$450
Nov	63.0	66.0	67.0	70.0	37,500	$0.40	$450
Dec	63.0	65.0	67.0	70.0	37,500	$0.40	$450

Jan 2019	63.0	65.0	66.0	69.0	40,000	$0.40	$450
Feb	61.0	64.0	65.0	68.0	40,000	$0.40	$450
Mar	59.0	62.0	64.0	65.0	40,000	$0.40	$450
Apr	57.0	61.0	63.0	64.0	42,500	$0.40	$450
May	55.0	58.0	60.0	63.0	42,500	$0.40	$450
June	53.0	55.0	57.0	60.0	42,500	$0.40	$450
July	49.0	51.0	55.0	57.0	42,500	$0.40	$450

YT1 Short Term Program for the 2017 Model Year GUIDELINES, RATES AND PARAMETERS

	Vehicle Segment	Volume	Depreciation	[REDACTED]	[REDACTED]
			Rate	Rate	[REDACTED]
	Brand		$/unit	$/Unit	[REDACTED]
Final 4/22/16
BUICK	[REDACTED]
		[REDACTED]			[REDACTED]

CADI LLAC

CHEVY CAR		[REDACTED]
	[REDACTED]		[REDACTED]

CHEVY TRUCK

GMC	[REDACTED]	[REDACTED]

	[REDACTED]	[REDACTED]

* Denotes Risk offer only

Attachment 1R
GM
2017 MY DAILY Rental [REDACTED] Program

1.	PROGRAM NAME AND NUMBER:
2017 Model Year Daily Rental [REDACTED] Program for Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”)

2.	PROGRAM DESCRIPTION/RULES:
Vehicles eligible for the [REDACTED] program must be in rental service for a minimum of [REDACTED]. Eligible GM models are detailed in Attachment 3. It is the DRFC’s responsibility to maintain on file verification of the In-Service period for each vehicle. GM reserves the right to audit the DRFC to ensure compliance with this requirement. Excluded from the in-service period requirement would be [REDACTED].

All vehicle submissions must be [REDACTED]- (CA [REDACTED] File Format.) Once processed, these vehicles will be [REDACTED]. Any vehicle accepted for [REDACTED] that is subsequently returned to a GM Turn-In location will be subject to a [REDACTED] re-inspection fee. [REDACTED] submissions will be accepted through May 31, 2019.

DRFCs may post [REDACTED]. However, such vehicles may be included in the [REDACTED] program subject to the other terms and conditions of this Program.

[REDACTED] No exceptions will be made, including but not limited to reasons of frame, fire or flood damage.

Vehicles previously turned-in and accepted by a GM-Sponsored Auction location [REDACTED].

Vehicles selected for [REDACTED] by the DRFC, which are not deemed [REDACTED] must have been used exclusively in the daily rental business and must comply with the terms and conditions set forth in GM's Daily Rental Purchase Program (Attachment 1) for the 2017 Model Year.

3.	Other Program Guidelines:
DRFC agrees to retain any documents or records relevant to Vehicles purchased under this program [REDACTED] under this program for two years after the close of this program. DRFC agrees to permit any designated representative of GM to examine, audit and take copies of any documents and records the DRFC is required to maintain under this program. The DRFC agrees to make such documents and records readily available at its facilities during regular business hours. GM agrees to furnish the DRFC with a list of any reproduced records.

GM reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment, except for [REDACTED]. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with GM.

Attachment 1T

GM
ATTACHMENT 1T - TRUEUP REGISTER SCHEDULE

MONTH/YR	Payment Register Transmission Date	Bank Account Settlement Date
JAN 16	Tue 1/5/16	Tue 1/12/16
FEB 16	Tue 2/2/16	Tue 2/9/16
MAR 16	Thu 3/3/16	Wed 3/9/16
APR 16	Tue 4/5/16	Mon 4/11/16
MAY 16	Tue 5/3/16	Tue 5/10/16
JUN 16	Fri 6/3/16	Thu 6/9/16
JULY 16	Thu 6/30/16	Tue 7/12/16
AUG 16	Tue 8/2/16	Tue 8/9/16
SEP 16	Thu 9/1/16	Mon 9/12/16
OCT 16	Thu 10/6/16	Wed 10/12/16
NOV 16	Thu 11/3/16	Thu 11/10/16
DEC 16	Fri 12/2/16	Fri 12/9/16

Attachment 2

2017 MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM

1.	PROGRAM NAME AND NUMBER:
2017 Model Year National Fleet Risk Purchase Program for Daily Rental Fleet Customers
Program Code: VX7

2.	PROGRAM DESCRIPTION:
This program makes available to GM’s dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”) allowances on select 2017 Model Year GM vehicles sold and delivered by authorized GM dealers to qualified DRFCs.

The following are not eligible for this program:
-    Preferred Equipment Group (P.E.G.)/Option package discounts
-     Recreational vehicles
-     Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive(s).

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date:     Opening of 2017 Model Year ordering system
Program End Date:     When dealers are notified that 2017 Model Year fleet orders are no longer being accepted by GM
In-service Period:    Minimum seven (7) months. However, if a vehicle has been damaged     beyond repair, due to fire, frame damage, theft, embezzled or     water damage, and documentation is available to support the condition, this requirement will be waived.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles, including non-returned vehicles, supplied by GM are subject to the export control laws and regulations of the United States and the DRFCs and dealers will comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:
Eligible Models:
All new and unused 2017 GM models with the required minimum factory installed equipment levels specified and the processing options ordered for qualified DRFCs for use as daily rental vehicles which are sold and delivered by authorized GM dealers are eligible for the VX7 program. Eligible vehicles are required to comply with minimum factory installed equipment levels specified in the Minimum Equipment Guidelines (Attachment 2A - “MEG”).

GM up-fitted vehicles, with the exception of recreational vehicles, are eligible as long as:

a.	The vehicle was purchased directly from GM or from another dealer in the United States

b.	Title to the vehicle was retained by the franchised dealer through the point of sale

c.	Delivery to the ultimate fleet customer can be proven

Required Options for Order and Delivery:
Vehicles purchased under the 2017 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and the appropriate DRFC code as stated in the agreement and will not be eligible for retail sale incentives. VX7 program incentive amounts are not available to dealers and are available only to DRFCs with an active GM contract. Vehicles ordered with option VX7 receive order date price protection (PRP).

All Orders must include the following:

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VX7 and DRFC code

c.	Order Type: FDR

d.	Delivery Type: 020 – Daily Rental (vehicle will be auto delivered if using a qualified FAN)

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production. This is the ordering dealer's responsibility.

1

Attachment 2

Vehicles delivered to DRFC’s drop ship sites must have the DRFC’s code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the vehicle. GM Customer Support should be contacted immediately regarding vehicles delivered to the wrong drop ship site to determine the appropriate course of action. Vehicles that were incorrectly delivered must not be placed into rental service. GM reserves the right to deny incentives on vehicles in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES & ALLOWANCE PROGRAMS:
Vehicles delivered to DRFCs in accordance with the delivery requirements set forth above may be eligible for the following other incentive programs. Because not all the programs listed below may be combined with each other, consult the guidelines of each program to determine its applicability. Programs not listed below would not be compatible unless the specific program guidelines indicate otherwise.

2

Attachment 2

FLEET CUSTOMERS (GM FAN HOLDERS)      YES/NO

GENERAL
GM MOBILITY (MOB/MOC/R8L)	N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD (UDB)	N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER (PPT W/ VX7)	N
PRICE PROTECTION/ORDER DATE (PRP)	Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE (VQ1/VQ2/VQ3)	Y
INTRANSIT INTEREST CREDIT (C4C)	Y

RENTAL
REPURCHASE (VN9)	N
FLAT-RATE REPURCHASE (YT1 THROUGH YT9)	N
RISK (VX7)	Y
GM DEALER RENT-A-CAR (FKR/FKL)	N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE (R6D/PBP/PBS)	N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM (FVX/FPP)	N
RETAIL ALTERNATIVE (CNC/CNE/CSE/CSR/CWE)	N
SMALL FLEET APR ALTERNATIVE (XMC)	N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING (TSI)	N
MOTOR HOME INCENTIVE (R7Y)	N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE (R6H)	N
RECREATIONAL VEHICLE INCENTIVE (R6J)	N
DEMO - LIGHT DUTY DEALER (DEM/DEE)	N
DEMO - LIGHT DUTY SVM (DES)	N
SIERRA FLEET PEG (R7F/FLS)	N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS (CAP)	N

3

Attachment 2

6.	GENERAL PROGRAM GUIDELINES:

A.	GM defines a rental vehicle as:

a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for purchase or other incentives."

b.
If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental vehicles and will be ineligible for purchase or incentives. GM may audit the DRFC to ensure compliance with this guideline.

B.
All eligible vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or any other location(s) are ineligible for incentive payment(s).

C.
GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements. All monies improperly paid will be charged back. Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and termination of dealer sales and service agreement(s).

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM vehicles during the ordering and manufacturing process by DRFCs. It is the DRFC’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle. DRFCs that use third party build specifications to promote the sale of their vehicles should be especially careful to ensure the accuracy of that data.

E.
GM reserves the right to cancel, amend, revise or revoke any program, at any time, based on its sole business judgment(s). Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

4

Attachment 2A

National Fleet Risk Incentives for the 2017 Model Year
Trim Mix and Incentives by Model Code

Division	Vehicle Line	Model	Trim	Description	Trim %	Volume	Base Incentive
Buick	Enclave	4R14526	1SL	Buick Enclave FWD Crossover	[REDACTED]	[REDACTED]	[REDACTED]
Buick	Enclave			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Buick	Regal	4GV69	1SH	Buick Regal 1SH Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Buick	Regal			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Buick	Verano	4PG69	1SH	Buick Verano Leather Group	[REDACTED]	[REDACTED]	[REDACTED]
Buick	Verano			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Cadillac	XTS	6GC69	1SB	Cadillac XTS Luxury Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Cadillac	XTS			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Corvette	1YY07	3LT	Chevrolet Corvette 3LT Coupe	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Corvette			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Cruze	1BT69	1SD	Chevrolet Cruze LT Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Cruze			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Impala	1GY69	1LT	Chevrolet Impala LT/LT Eco Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Impala			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Malibu	1ZD69	1LT	Chevrolet Malibu 1LT 1.5L Turbo Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Malibu			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Sonic	1JW69	1SF	Chevrolet Sonic LTZ Automatic Sedan	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Sonic			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Suburban	CK15906	LTZ	Chevrolet Suburban 4X4 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Suburban	CC15906	LTZ	Chevrolet Suburban 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Suburban			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Tahoe	CC15706	LTZ	Chevrolet Tahoe 2WD 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Tahoe	CK15706	LTZ	Chevrolet Tahoe 4X4 1/2 Ton SUV	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Tahoe			Model Total	[REDACTED]	[REDACTED]	[REDACTED]

Attachment 2A

Chevrolet	Traverse	CR14526	1LT	Chevrolet Traverse FWD Crossover LT1	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Traverse	CV14526	1LT	Chevrolet Traverse AWD Crossover LT1	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet	Traverse			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Acadia New	TNC26	3SB	GMC Acadia FWD SLE2 Crossover	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Acadia New	TNK26	3SB	GMC Acadia AWD SLE2 Crossover	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Acadia New			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Terrain	TLJ26	4SA	GMC Terrain FWD SLT-1 Crossover	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Terrain	TLM26	4SA	GMC Terrain AWD SLT-1 Crossover	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Terrain			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon	TC15706	5SA	GMC Yukon 2WD 1/2 Ton Standard SUV	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon	TK15706	5SA	GMC Yukon 4x4 1/2 Ton Standard SUV	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon XL	TC15906	5SA	GMC Yukon 2WD 1/2 Ton XL SUV	[REDACTED]	[REDACTED]	[REDACTED]
GMC	Yukon XL			Model Total	[REDACTED]	[REDACTED]	[REDACTED]
Grand Total Risk Units
					[REDACTED]	[REDACTED]	[REDACTED]

General Motors, LLC
	By:	/s/ Edward J. Peper, Jr.
	Name:	Edward J. Peper, Jr.
	Title:	U.S. Vice President, Fleet and Commercial Sales

Attachment 2A

By:	/s/ Christopher T. Hatto 10/25/16
Name:	Christopher T. Hatto
Title:	CFO, Executive Director, U.S. Sales and Marketing Operations

By:	/s/ Michael Schmidt 10/31/16
Name:	Michael Schmidt
Title:	Senior Vice President, Fleet Services Avis Budget Car Rental, LLC

Attachment 3

2017 Model Year Daily Rental Program
Volume Commitments and Incentives by Program

		2017 MY Total Volume Summary			Repurchase VN9 Volume by Program		Repurchase VN9 Volume by Program
		VN9	VX7		VN9	YT1	VN9/YT1	YT1	YT1
		Repurchase	Risk	Total	Tier	[REDACTED]	[REDACTED]	[REDACTED]	Bonus
Division	Model	-Units-	-Units-	-Units-	-Units-	-Units-	$/ Unit	$/Unit	$/Unit
Buick	Cascada
Buick	Enclave	[REDACTED]			[REDACTED]		[REDACTED]
Buick	Envision
Buick	LaCrosse New
Buick	Regal
Buick	Verano
Cadillac	ATS
Cadillac	CT6
Cadillac	CTS
Cadillac	Escalade
Cadillac	Escalade ESV
Cadillac	XT5
Cadillac	XTS
Chevrolet Car	Camaro
Chevrolet Car	Camaro Convertible
Chevrolet Car	Corvette
Chevrolet Car	Cruze
Chevrolet Car	Impala
Chevrolet Car	Malibu
Chevrolet Car	Sonic
Chevrolet Car	Spark
Chevrolet Car	SS Sedan
Chevrolet Truck	Equinox
Chevrolet Truck	Express
Chevrolet Truck	Silverado Crew Cab
Chevrolet Truck	Silverado Double Cab

Attachment 3

Chevrolet Truck	Suburban	[REDACTED]	[REDACTED]	[REDACTED]
Chevrolet Truck	Tahoe
Chevrolet Truck	Traverse
Chevrolet Truck	Trax
GMC	Acadia New
GMC	Canyon
GMC	Savana
GMC	Terrain
GMC	Yukon
GMC	Yukon XL
Grand Total

General Motors, LLC
	By:	/s/ Edward J. Peper, Jr. 10/20/16
	Name:	Edward J. Peper, Jr.
	Title:	U.S. Vice President, Fleet and Commercial Sales

By:	/s/ Christopher T. Hatto 10/25/16
Name:	Christopher T. Hatto
Title:	CFO, Executive Director, U.S. Sales and Marketing Operations

By:	/s/ Michael Schmidt 10/31/16
Name:	Michael Schmidt
Title:	Senior Vice President, Fleet Services Avis Budget Car Rental, LLC

Attachment 3A

2017 MY TOTAL AVIS PRODUCTION TIMING ALL DEALS
	Vehicle Segment	Production Month
		2016	2016	2016	2016	2016	2016	2016	2016	16CY	2017	2017	2017	2017	2017	2017	2017	2017	17CY	TOTAL
	Brand	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	17MY	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	17MY	17MY

BUICK	Cascada	[REDACTED]
Enclave
Encore
Envision
LaCrosse New
Regal
Verano
CADILLAC	ATS
CT6
CTS
Escalade
Escalade ESV
XT5
XTS
CHEVY CAR	Camaro
Camaro Convertible
Corvette
Cruze
Impala
Malibu
Sonic
Spark
SS Sedan

Attachment 3A

CHEVY TRUCK	Equinox	[REDACTED]
Express
Silverado Crew Cab
Silverado Double Cab
Suburban
Tahoe
Traverse
Trax
GMC	Acadia New
Canyon
Savana
Terrain
Yukon
Yukon XL

Total

Attachment 4

2017 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

1.
GM will pay to the Daily Rental Fleet Customer (hereinafter “DRFC”) a pro rata portion of the matrix money on the fourth Thursday of the month following Vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by the second Friday of the month. An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month. If the fourth Thursday is a banking holiday, funds will be received the next banking day. Application for this incentive must be made no later than December 31, 2017. A complete schedule of due dates and payment dates is detailed in this Attachment 4, Page 2.

2.
The agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A are subject to adjustment upon receiving GM’s prior approval. Should GM agree to an adjustment, the changes will be reflected on a quarterly basis and a revision to Attachment 3 and/or 2A will be issued and signed by both parties. Actual approved volumes and contractually stated volumes can vary based on the timing of contractual updates. Any payments received prior to attaining the required volume will be returnable to GM at the close of the model year should the volume not be attained. At GM’s discretion, any pro rata monthly payment processed in error on volume not approved by GM will be charged back through the DRFC’s open account during the following month.

3.
It is understood that the payment of the per unit amount due to the DRFC is based upon achieving the agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A. In the event that the required number of vehicles at the agreed upon mix is not achieved, all payments made by GM will be reimbursed by the DRFC to GM on demand. Such reimbursement will be GM’s sole remedy for the DRFC’s failure to purchase or lease the agreed upon number of vehicles. The DRFC shall be liable for such reimbursement.

Attachment 4

2017 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

Attachment 5

08/03/2016
ABG [REDACTED]
		VN9	VX7		2017MY Prgm	2017MY Prgm	2017MY Risk
Division	Model	Program	Risk	Total	Dep. Rate	[REDACTED]	[REDACTED]
Buick	Envision FWD [REDACTED]	[REDACTED]
Buick	LaCross [REDACTED]
Cadillac	XT5 [REDACTED]
Cadillac	XTS [REDACTED]
Chevrolet	Camaro 1LT [REDACTED]
Chevrolet	Impala LT [REDACTED]
Chevrolet	Malibu [REDACTED]
GMC	Acadia [REDACTED]
GMC	Yukon XL [REDACTED]
Total

				[REDACTED]		[REDACTED]	[REDACTED]
						[REDACTED]	[REDACTED]

Attachment 5

2017 MY PRODUCTION TIMING
08/03/2016
Vehicle Segment
	2016	2016	2016	2016	2016	2017	2017	2017	2017	2017	2017	17CY	TOTAL
Brand	Sep	Oct	Nov	Dec	17MY	Jan	Feb	Mar	Apr	May	Jun	17MY	17MY
Incr Malibu	[REDACTED]
Incr Impala
Incr XTS
Incr Camaro
Incr Envision
Inc LaCrosse
Incr XT5
Incr Acadia
Inc Yukon XL
Total